EXHIBIT 10.1

SHARE EXCHANGE AND REORGANIZATION AGREEMENT, dated as of December 15, 2004 (the "AGREEMENT"), between NORTH SHORE CAPITAL IV, INC., a Colorado corporation with offices located at 2209 Pershing Avenue, Sheboygan, Wisconsin 53083 (together with its successor in interest as a result of the Reincorporation, as hereinafter defined, "NSC"); and GRIDLINE COMMUNICATIONS CORP., a Delaware corporation with offices located at 14090 Southwest Freeway, Suite 300, Sugar Land, Texas 77478 ("GRIDLINE"), and THE BENEFICIAL STOCKHOLDERS OF GRIDLINE IDENTIFIED IN SCHEDULE A HERETO (the "GRIDLINE SHAREHOLDERS").

                                  INTRODUCTION

        NSC desires to acquire all of the issued and outstanding shares of Gridline capital stock (the "GRIDLINE CAPITAL STOCK") solely in exchange for an aggregate of 47,600,000 shares of authorized, but theretofore unissued, shares of common stock, par value $0.001 per share (the "NSC COMMON STOCK"), of the newly formed Delaware corporation that is the successor in interest to North Shore Capital IV, Inc., a Colorado corporation, giving effect to the Reincorporation (as defined below), representing approximately 95.5% of the fully diluted outstanding NSC Common Stock giving effect to such issuance, but without giving effect to the issuance of NSC Common Stock upon the exercise or conversion of certain options, warrants and convertible securities described on SCHEDULE B hereto. The Gridline Shareholders desire to exchange all of their beneficially owned shares of Gridline Capital Stock solely for shares of NSC Common Stock in the amount set forth herein.

        Prior to the date hereof, the respective boards of directors or analogous governing body of each of NSC and Gridline have, and the Gridline Shareholders have, approved and adopted this Agreement and it is the intent of the parties hereto that the transactions contemplated hereby be structured so as to qualify as a tax-free exchange under Subchapter C of the Internal Revenue Code of 1986, as amended (the "CODE"), and the provisions of this Agreement will be interpreted in a manner consistent with this intent.

        NOW,   THEREFORE,   in   consideration   of  the   premises  and  mutual
representations, warranties and covenants herein contained, the parties hereby agree as follows:


                                    ARTICLE I

                       ACQUISITION AND EXCHANGE OF SHARES

       SECTION 1.01 THE AGREEMENT. The parties hereto hereby agree that NSC shall acquire all of the issued and outstanding shares of Gridline Capital Stock solely in exchange for an aggregate of 47,600,000 shares of authorized, but theretofore unissued, shares of NSC Common Stock. The parties hereto agree that at the closing of the transactions contemplated by this Agreement (the "CLOSING"):

                (i) Gridline will become a wholly-owned subsidiary of NSC subject to the conditions and provisions of Section 1.03 hereof;

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                (ii)    North Shore  Capital IV, Inc.,  a Colorada  corporation,
        shall  reincorporate  in the State of Delaware (the  "REINCORPORATION"),
        and  shall  change  its  name  in  connection   therewith  to  "Gridline
        Communications   Corp.  and  cause  its   certificate  and  articles  of
        incorporation to be in the form of EXHIBIT A hereto and cause its by-laws to be in the form of EXHIBIT B hereto; and

                (iii) NSC shall assume each option (each a "GRIDLINE STOCK OPTION") and each warrant (each a "GRIDLINE WARRANT") outstanding at the as of the Closing by executing and delivering to such holder an assumption, which assumption shall read as set forth in EXHIBIT 1.01(iii) hereto, incorporated in, and made a part of this Agreement by this reference thereto, and NSC shall be substituted for Gridline with respect to each Gridline Stock Option or Gridline Warrant so assumed, and thereafter, until any event that affects the exercise price, each Gridline Stock Option and Gridline Warrant assumed by NSC as aforesaid shall represent an option to purchase, instead of Gridline Common Stock, the number of whole shares of NSC Common Stock (after disregarding all fractions) which equals the number of shares of Gridline Common Stock subject to such option immediately prior to the Closing divided by
        2.03151261 and the price per share of NSC Common Stock at which such option shall be exercisable shall (until any event that affects the exercise price) be an amount (to the next higher whole cent) equal to the option price per share of Gridline Common Stock immediately prior to the Closing multiplied by 2.03151261. Except as aforesaid, the period during which, and the terms upon which, each Gridline Stock Option and Gridline Warrant may be exercised shall remain unchanged.

        SECTION 1.02    EXCHANGE OF SHARES.

        (a) At the Closing, NSC will cause to be issued and held for delivery to the Gridline Shareholders or their designees, stock certificates representing an aggregate of 47,600,000 shares of NSC Common Stock, representing 95.5% of the fully diluted outstanding NSC Common Stock giving effect to such issuance, in exchange for all of the issued and outstanding shares of Gridline Capital Stock, which shares will be delivered to NSC at the Closing.

        (b) The shares of NSC Common Stock to be issued pursuant to paragraph (a) of this Section 1.02 will be authorized, but theretofore unissued shares of NSC Common Stock, and will be issued to the Gridline Shareholders or as directed thereby as set forth in SCHEDULE 1.02(b) hereof.

        (c) All shares of NSC Common Stock to be issued hereunder shall be deemed "RESTRICTED SECURITIES" as defined in paragraph (a) of Rule 144 under the Securities Act of 1933, as amended (the "SECURITIES ACT"), and the Gridline Shareholders will represent in writing that they are acquiring said shares for investment purposes only and without the intent to make a further distribution of such shares. All shares of NSC Common Stock to be issued under the terms of this Agreement shall be issued pursuant to an exemption from the registration requirements of the Securities Act, under Section 4(2) of the Securities Act and the rules and regulations promulgated thereunder. Certificates representing the shares of NSC Common Stock to be issued hereunder shall bear a restrictive legend in substantially the following form:

                THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE OFFERED FOR SALE, SOLD, OR OTHERWISE DISPOSED OF, EXCEPT IN COMPLIANCE WITH THE REGISTRATION PROVISIONS OF SUCH ACT OR PURSUANT TO AN EXEMPTION FROM SUCH REGISTRATION PROVISIONS, THE AVAILABILITY OF WHICH IS TO BE ESTABLISHED TO THE SATISFACTION OF THE COMPANY.

        (d) All shares of NSC Common Stock to be issued pursuant to Gridline Stock Options and Gridline Warrants shall be deemed "RESTRICTED SECURITIES" as defined in paragraph (a) of Rule 144 under the Securities Act. All shares of NSC Common Stock to be issued under, and pursuant to, the terms of the Gridline Stock Options and the Gridline Warrants shall be issued pursuant to an exemption from the registration requirements of the Securities Act, under Section 4(2) of the Securities Act and the rules and regulations promulgated thereunder. Certificates representing the shares of NSC Common Stock to be issued hereunder shall bear a restrictive legend in substantially the form set forth in Section 1.02(c).

        SECTION 1.03 CLOSING. The Closing will take place at a date and time (the "CLOSING DATE") and place to be mutually agreed upon by the parties hereto, and will be subject to the provisions of Article IV of this Agreement. At the
Closing:

        (a) Gridline will deliver to NSC stock certificates or other evidences representing all of the issued and outstanding shares of Gridline Capital Stock, duly endorsed, so as to make NSC the holder thereof, free and clear of all liens, claims and other encumbrances;

        (b) (i) NSC will deliver to, or at the direction of, the Gridline Shareholders, in accordance with SCHEDULE 1.02(b) hereof, stock certificates representing an aggregate of 47,600,000 shares of NSC Common Stock, which certificates will bear a standard restrictive legend in the form customarily used with restricted securities and as set forth in Section 1.02(c) above and which shares shall represent approximately 95.5% of the outstanding NSC Common Stock giving effect to the issuance thereof;

                (ii)    Upon the  exercise  of the  Gridline  Stock  Options and
        Gridline Warrants in accordance with the terms thereof and against payment of the exercise price therein specified, Gridline shall deliver to the holder of such Gridline Stock Options and/or Gridline Warrants, as applicable, exercising such securities, certificates representing the number of shares of NSC Common Stock determined pursuant to the Assumption Agreement, which certificates will bear a standard restrictive legend in the form customarily used with restricted securities and as set forth in Section 1.02(c) above.

        (c) NSC will deliver an Officer's Certificate as described in Sections 4.02(a) and 4.02(b) hereof, dated the Closing Date, certifying that all representations, warranties, covenants, and conditions set forth herein by NSC are true and correct as of, or have been fully performed and complied with by, the Closing Date; and

        (d) Gridline will deliver an Officer's Certificate as described in Sections 4.01(a) and 4.01(b) hereof, dated the Closing Date, certifying that all representations, warranties, covenants and conditions set forth herein by Gridline are true and correct as of, or have been fully performed and complied with by, the Closing Date.

        SECTION 1.04 APPROVAL BY BOARD OF DIRECTORS. In anticipation of this Agreement, NSC has taken all necessary and requisite corporate and other action, including without limitation, actions of the Board of Directors in order to approve this Agreement and all transactions contemplated hereby and in connection herewith, including, without limitation, the Reincorporation.

        SECTION 1.05 CONSUMMATION OF TRANSACTION. If at the Closing, no condition exists which would permit any of the parties to terminate this Agreement, or a condition then exists and the party entitled to terminate because of that condition elects not to do so, then the transactions herein contemplated shall be consummated upon such date, and then and thereupon, NSC will file any additional necessary documents that may be required by the States of Colorado and Delaware, the United States of America, or otherwise.


                                   ARTICLE II

                         REPRESENTATIONS AND WARRANTIES

        SECTION 2.01    REPRESENTATIONS   AND  WARRANTIES  OF  NSC.  NSC  hereby
represents and warrants to, and agrees with, Gridline and the Gridline Shareholders as follows:

        (a) ORGANIZATION AND QUALIFICATION. Other than as set forth in Section A of the disclosure letter, of even date herewith, from NSC to Gridline and the Gridline Shareholders (the "NSC DISCLOSURE LETTER"), NSC has no subsidiaries or affiliated corporation or owns any interest in any other enterprise (whether or not such enterprise is a corporation). NSC is a corporation duly organized, validly existing, and in good standing under the laws of the State of Colorado, with all requisite power and authority, and all necessary consents, authorizations, approvals, orders, licenses, certificates, and permits of and from, and declarations and filings with, all federal, state, local, and other governmental authorities and all courts and other tribunals, to own, lease, license, and use its properties and assets and to carry on the businesses in which it is now engaged and the businesses in which it contemplates engaging. Commencing upon the Reincorporation, NSC shall be a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware, with all requisite power and authority, and all necessary consents, authorizations, approvals, orders, licenses, certificates, and permits of and from, and declarations and filings with, all federal, state, local, and other governmental authorities and all courts and other tribunals, to own, lease, license, and use its properties and assets and to carry on the businesses in which it is now engaged and the businesses in which it contemplates engaging. Other than as set forth in Section A of the NSC DISCLOSURE LETTER, NSC is duly qualified to transact the businesses in which it is engaged and is in good standing as a foreign corporation in every jurisdiction in which its ownership, leasing, licensing, or use of property or assets or the conduct of its businesses makes such qualification necessary.

        (b) CAPITALIZATION. The authorized capital stock of NSC consists of 50,000,000 shares of NSC Common Stock, of which 2,247,500 shares are outstanding, and 10,000,000 shares of non-cumulative convertible preferred stock, par value $0.002 per share, no shares of which are outstanding. Commencing upon the Reincorporation and not giving effect to the Closing, the authorized capital stock of NSC shall consist of 230,000,000 shares of NSC Common Stock, of which 2,247,500 shares shall be outstanding, and 20,000,000 shares of "blank check" preferred stock, par value $0.001 per share, no shares of which shall then be outstanding. Prior to Closing, NSC shareholders shall approve and caused to become effective the Reincorporation. Each of such outstanding shares of NSC Common Stock is validly authorized, validly issued, fully paid, and nonassessable, has not been issued and is not owned or held in violation of any preemptive or similar right of stockholders. There is no commitment, plan, or arrangement to issue, and no outstanding option, warrant, or other right calling for the issuance of, any share of capital stock of NSC or any security or other instrument convertible into, exercisable for, or exchangeable for capital stock of NSC. There is outstanding no security or other instrument convertible into, or exchangeable or exercisable for, capital stock of NSC.

        (c) FINANCIAL CONDITION. NSC has filed with the United States Securities and Exchange (the "SEC") true and correct copies of the following: audited balance sheets of NSC as of December 31, 2001, 2002, and 2003; unaudited balance sheets of NSC as of September 30, 2003; audited statements of income, statements of stockholders' equity, and statements of cash flows of NSC for the years ended December 31, 2001, 2002, and 2003; and the unaudited statements of income, statements of stockholders' equity, and statements of cash flows of NSC for the nine months ended September 30, 2003. Each such balance sheet shall present fairly the financial condition, assets, liabilities, and stockholders' equity of NSC as of its respective date; each such statement of income and statement of stockholders' equity shall present fairly the results of operations of NSC for the period indicated; and each such statement of cash flows shall present fairly the information purported to be shown therein. The financial statements referred to in this Section 2.01(c) will have been prepared in accordance with generally accepted accounting principles in the United States consistently applied throughout the periods involved and shall be in accordance with the books and records of NSC. The financial statements referred to in this
Section 2.01(c) contain all certifications and statements required by the SEC's Order, dated June 27, 2002, pursuant to Section 21(a)(1) of the Exchange Act (File No. 4-460), Rule 13a-14 or 15d-14 under the Exchange Act, or 18 U.S.C.
Section 1350 (Sections 302 and 906 of the Sarbanes-Oxley Act of 2002) with respect to the report relating thereto. Since September 30, 2004:

                (i) There has at no time been a material adverse change in the financial condition, results of operations, businesses, properties, assets, liabilities, or future prospects of NSC.

                (ii) NSC has not authorized, declared, paid, or effected any dividend or liquidating or other distribution in respect of its capital stock or any direct or indirect redemption, purchase, or other acquisition of any stock of NSC.

                (iii) The operations and businesses of NSC have been conducted in all respects only in the ordinary course, except as described in the filings made and to be made by NSC with the SEC and except as otherwise described herein.

There is no fact known to NSC which materially adversely affects or in the future (as far as NSC can reasonably foresee) may materially adversely affect the financial condition, results of operations, businesses, properties, assets, liabilities, or future prospects of NSC; provided, however, that NSC expresses no opinion as to political or economic matters of general applicability. NSC has made known, or caused to be made known, to the accountants or auditors who have prepared, reviewed, or audited the aforementioned consolidated financial statements all material facts and circumstances which could affect the preparation, presentation, accuracy, or completeness thereof.

        (d) TAX AND OTHER LIABILITIES. NSC does not have any material liability of any nature, accrued or contingent, including, without limitation, liabilities for federal, state, local, or foreign taxes and penalties, interest, and additions to tax ("TAXES"), and liabilities to customers or suppliers, other than the following:

                (i) Liabilities for which full provision has been made on the balance sheet and the notes thereto (the "LAST NSC BALANCE SHEET") as of September 30, 2004 (the "LAST NSC BALANCE SHEET DATE") referred to in Section 2.01(c); and

                (ii) Other liabilities arising since the Last NSC Balance Sheet Date and prior to Closing in the ordinary course of business (which shall not include liabilities to customers on account of defective products or services) which are not inconsistent with the representations and warranties of NSC or any other provision of this Agreement.

Without limiting the generality of the foregoing, the amounts set up as provisions for Taxes on the Last NSC Balance Sheet are sufficient for all accrued and unpaid Taxes of NSC, whether or not due and payable and whether or not disputed, under tax laws, as in effect on the Last NSC Balance Sheet Date or now in effect, for the period ended on such date and for all fiscal periods prior thereto. The execution, delivery, and performance of this Agreement by NSC will not cause any Taxes to be payable (other than those that may possibly be payable by the Gridline Shareholders as a result of the contribution of their shares of Gridline Capital Stock to NSC) or cause any lien, charge, or encumbrance to secure any Taxes to be created either immediately or upon the nonpayment of any Taxes other than on the properties or assets of the Gridline Shareholders. The Internal Revenue Service has audited and settled or the statute of limitations has run upon all federal income tax returns of NSC for all taxable years up to and including the taxable year ended December 31, 1997. NSC has filed all federal, state, local, and foreign tax returns required to be filed by it; has delivered to the Gridline Shareholders a true and correct copy of each such return which was filed in the past six years; has paid (or has established on the Last NSC Balance Sheet a reserve for) all Taxes, assessments, and other governmental charges payable or remittable by it or levied upon it or its properties, assets, income, or franchises which are due and payable; and has delivered to the Gridline Shareholders a true and correct copy of any report as to adjustments received by it from any taxing authority during the past six years and a statement as to any litigation, governmental or other proceeding (formal or informal), or investigation pending, threatened, or in prospect with respect to any such report or the subject matter of such report.

        (e) LITIGATION AND CLAIMS. Except as described in Section G of the NSC DISCLOSURE LETTER, there is no litigation, arbitration, claim, governmental or other proceeding (formal or informal), or investigation pending or, to the best of NSC's knowledge, threatened, or in prospect (or any basis therefor known to NSC) with respect to NSC or any of its businesses, properties, or assets. NSC is not affected by any present or threatened strike or other labor disturbance nor to the knowledge of NSC, is any union attempting to represent any employee of NSC as collective bargaining agent. NSC is not in violation of, or in default with respect to, any law, rule, regulation, order, judgment, or decree which violation or default would have a material adverse effect on NSC; nor is NSC required to take any action in order to avoid such violation or default.

        (f)     PROPERTIES.

                (i) NSC owns no real property. NSC has good title to all personal properties and assets material to NSC and used in its businesses or owned by it (except real and other properties and assets material to NSC as are held pursuant to leases or licenses described in Section B or C of the NSC DISCLOSURE LETTER), free and clear of all liens, mortgages, security interests, pledges, charges, and encumbrances (except such as are listed in Section D of the NSC DISCLOSURE LETTER).

                (ii) Set forth in Section B of the NSC DISCLOSURE LETTER is a true and complete list of all tangible properties and assets owned by NSC or leased or licensed by NSC from or to a third party (including inventory but not including Intangibles (as hereinafter defined)), and with respect to such properties and assets leased or licensed by NSC from or to a third party, a description of such lease or license. All such properties and assets (including Intangibles) owned by NSC are reflected on the Last NSC Balance Sheet (except for acquisitions subsequent to the Last NSC Balance Sheet Date and prior to the Closing Date, which are either noted in Section B or C of the NSC DISCLOSURE LETTER or are approved in writing by Gridline). All tangible properties and assets owned by NSC or leased or licensed by NSC from or to a third party are in good and usable condition (reasonable wear and tear which is not such as to affect adversely the operation of the businesses of NSC excepted).

                (iii) To the best of NSC's knowledge, no real property leased or licensed by NSC from or to a third party lies in an area which is, or will be, subject to zoning, use, or building code restrictions which would prohibit, and, to the best of NSC's knowledge, no state of facts relating to the actions or inaction of another person or entity or his or its ownership, leasing, or licensing of any real or personal property exists or will exist which would prevent, the continued effective ownership, leasing, or licensing of such real property in the businesses in which NSC is now engaged or the businesses in which it contemplates engaging.

                (iv) The properties and assets (including Intangibles (as hereinafter defined)) owned by NSC (other than those leased or licensed by NSC to a third party) or leased or licensed by NSC from a third party constitute all such properties and assets which are necessary to the businesses of NSC as presently conducted.

                (v) NSC has not caused or permitted its businesses properties, or assets to be used to generate, manufacture, refine, transport, treat, store, handle, dispose of, transfer, produce, or process any Hazardous Substance (as such term is defined in this Section 2.01(f)(v)) except in compliance with all applicable laws, rules, regulations, orders, judgments, and decrees, and has not caused or permitted the Release (as such term is defined in this Section 2.01(f)(v)) of any

Hazardous Substance on or off the site of any property of NSC. The term "HAZARDOUS SUBSTANCE" shall mean any hazardous waste, as defined by 42 U.S.C. ss.6903(5), any hazardous substance, as defined by 42 U.S.C. ss.9601(14), any pollutant or contaminant, as defined by 42 U.S.C. ss.9601(33), and all toxic substances, hazardous materials, or other chemical substances regulated by any other law, rule, or regulation. The term "RELEASE" shall have the meaning set forth in 42 U.S.C. ss.9601(22).

        (g) CONTRACTS AND OTHER INSTRUMENTS. Section D of the NSC DISCLOSURE LETTER contains a true and correct statement of the information required to be contained therein regarding material contracts, agreements, instruments, leases, licenses, arrangements, or understandings with respect to NSC. NSC has furnished to the Gridline Shareholders (i) the certificate of incorporation (or other charter document) and by-laws of NSC and all amendments thereto, as presently in effect and as shall be in effect upon the Reincorporation, and (ii) the following: (A) true and correct copies of all material contracts, agreements, and instruments referred to in Section D of the NSC DISCLOSURE LETTER; (B) true and correct copies of all material leases and licenses referred to in Section B or C of the NSC DISCLOSURE LETTER hereto; and (C) true and correct written descriptions of all material supply, distribution, agency, financing, or other arrangements or understandings referred to in Section B or C of the NSC DISCLOSURE LETTER. To the best of NSC's knowledge, neither NSC nor (to the knowledge of NSC) any other party to any such material contract, agreement, instrument, lease, or license is now or expects in the future to be in violation or breach of, or in default with respect to complying with, any term thereof, and each such material contract, agreement, instrument, lease, or license is in full force and is (to the best of NSC's knowledge in the case of third parties) the legal, valid, and binding obligation of the parties thereto and (subject to applicable bankruptcy, insolvency, and other laws affecting the enforceability of creditors' rights generally) is enforceable as to them in accordance with its respective terms. Each such material supply, distribution, agency, financing, or other arrangement or understanding is a valid and continuing arrangement or understanding; neither NSC nor any other party to any such arrangement or understanding has given notice of termination or taken any action inconsistent with the continuance of such arrangement or understanding; and the execution, delivery, and performance of this Agreement will not prejudice any such arrangement or understanding in any way. NSC enjoys peaceful and undisturbed possession under all material leases and licenses under which it is operating. NSC is not party to, or bound by, any contract, agreement, instrument, lease, license, arrangement, or understanding, or subject to any charter or other restriction, which has had or (to the knowledge of NSC) may in the future have a material adverse effect on the financial condition, results of operations, businesses, properties, assets, liabilities, or future prospects of NSC. NSC has not engaged within the last five years in, is not engaging in, and does not intend to engage in any transaction with, and has not had within the last five years, does not now have, and does not intend to have any material contract, agreement, instrument, lease, license, arrangement, or understanding with, any stockholder of NSC, any director, officer, or employee of NSC (except for employment agreements listed in Section D of the NSC DISCLOSURE LETTER and employment and compensation arrangements described in Section E of the NSC
DISCLOSURE LETTER), any relative or affiliate of any stockholder of NSC or of any such director, officer, or employee, or any other corporation or enterprise in which any stockholder of NSC, any such director, officer, or employee, or any such relative or affiliate then had or now has a 5% or greater equity or voting or other substantial interest, other than those listed and so specified in Section D of the NSC DISCLOSURE LETTER. The stock ledgers and stock transfer books relating to all issuances and transfers of stock by NSC and the minute book records of NSC and all proceedings of the stockholders and the Board of Directors and committees thereof of NSC since its incorporation made available to counsel to Gridline and the Gridline Shareholders are the original stock ledgers and stock transfer books and minute book records of NSC or exact copies thereof. NSC is not in violation or breach of, or in default with respect to, any term of its certificate of incorporation (or other charter document) or by-laws or its its certificate of incorporation (or other charter document) or by-laws commencing upon the Reincorporation.

        (h)     EMPLOYEES.

                (i) NSC does not have, or contribute to, any pension, profit-sharing, option, other incentive plan, or any other type of Employee Benefit Plan (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")), or has any obligation to or customary arrangement with employees for bonuses, incentive compensation, vacations, severance pay, sick pay, sick leave, insurance, service award, relocation, disability, tuition refund, or other benefits, whether oral or written, except as set forth in Section E of the NSC DISCLOSURE LETTER. NSC has furnished to Gridline and the Gridline Shareholders: (A) true and correct copies of all documents evidencing plans, obligations, or arrangements referred to in Section E of the NSC DISCLOSURE LETTER (or true and correct written summaries, so initialed, of such plans, obligations, or arrangements to the extent not evidenced by documents) and true and correct copies, so initialed, of all documents evidencing trusts, summary plan descriptions, and any other summaries or descriptions relating to any such plans; (B) the two most recent annual reports (Form 5500's), if any, including all schedules thereto and the most recent annual and periodic accounting of related plan assets with respect to each Employee Benefit Plan; (C) the two most recent actuarial valuations with respect to each Pension Plan (as defined in Section 3(2) of ERISA) subject to Title IV of ERISA; and (D) the most recent determination letter issued by the Internal Revenue Service with respect to each Pension Plan.

                (ii) If any Employee Benefit Plan of NSC were to be terminated on the day prior to Closing Date, (A) no liability under Title IV of ERISA would be incurred by NSC or Gridline and (B) all Accrued Benefits (as defined in this Section 2.01(h)(ii)) to such day prior to the Closing Date (whether or not vested) would be fully funded in accordance with the assumptions contained in the regulations of the Pension Benefit Guaranty Corporation governing the funding of terminated defined benefit plans. For purposes hereof, "ACCRUED BENEFITS" shall include the value of disability, pre-retirement, death benefits, and all supplements, subsidized, ancillary, and optional forms of benefits. All Accrued Liabilities (for contributions or otherwise) (as defined in this Section 2.01(h)(ii)) of NSC as of the Closing Date to each Employee Benefit Plan and with respect to each obligation to, or customary arrangement with, employees for bonuses, incentive compensation, vacations, severance pay, sick pay, sick leave, insurance, service award, relocation, disability, tuition refund, or other benefits, whether oral or written, have been paid or accrued for all periods ending prior to the Closing Date and no payment to any Employee Benefit Plan or with respect to any such obligation or arrangement since the Last NSC Balance Sheet Date has been disproportionately large compared to prior payments. For purposes hereof, "ACCRUED LIABILITIES" shall include a pro rata contribution to each Employee Benefit Plan or with respect to each such obligation or arrangement for that portion of a plan year or other applicable period which commences prior to, and ends after, the Closing Date, and Accrued Liabilities for any portion of a plan year or other applicable period shall be determined by multiplying the liability for the entire such year or period by a fraction, the numerator of which is the number of days preceding the Closing Date in such year or period and the denominator of which is the number of days in such year or period, as the case may be.

                (iii) There has been no violation of the reporting and disclosure requirements imposed either under ERISA or the Code for which a penalty has been or may be imposed with respect to any Employee Benefit Plan of NSC. There has been no breach of fiduciary duty or responsibility with respect to any Employee Benefit Plan of NSC. No Employee Benefit Plan of NSC or related trust has any liability of any nature, accrued or contingent, including without limitation liabilities for Taxes, other than for routine payments to be made in due course to participants and beneficiaries, except as set forth in Section E of the NSC DISCLOSURE LETTER. NSC does not have any formal plan or commitment, whether or not legally binding, to create any additional or modify any existing Employee Benefit Plan or benefit obligation or arrangement described in Section 2.01(h)(i)). Each Employee Benefit Plan of NSC which is a group health plan within the meaning of Section 5000(b)(1) of the Code is and has been maintained in full compliance with the applicable requirements of Section 4980B of the Code. Other than the health care continuation requirements of Section 4980B of the Code, NSC does not have any obligation to provide post-retirement medical benefits or life insurance coverage or any deferred compensation benefits to any present or former employees. There is no litigation, arbitration, claim, governmental or other proceeding (formal or informal), or investigation pending, threatened, or (to the best of NSC's knowledge) in prospect (or any basis therefor known to NSC) with respect to any Employee Benefit Plan of NSC or related trust or with respect to any fiduciary, administrator, or sponsor (in its capacity as such) of any Employee Benefit Plan. No Employee Benefit Plan of NSC or related trust and no such obligation or arrangement is in violation of, or in default with respect to, any law, rule, regulation, order, judgment, which violation or default would have a material adverse effect thereon or decree nor is NSC, any Employee Benefit Plan of NSC, or any related trust required to take any action in order to avoid any such violation or default. No event has occurred, or is (to the best of NSC's knowledge) threatened or about to occur, which would constitute a prohibited transaction under Section 406 of ERISA.

                (iv) Each Pension Plan maintained for the employees of NSC has been qualified, from its inception, under Section 401(a) of the Code and any related trust has been an exempt trust for such period under Section 501 of the Code. Each Pension Plan has been operated in accordance with its terms. No Pension Plan which is subject to Title IV of ERISA has an accumulated or waived funding deficiency within the meaning of Section 412 of the Code. No investigation or review by the Internal Revenue Service is currently pending or (to the knowledge of NSC) is contemplated in which the Internal Revenue Service has asserted or may assert that any Pension Plan is not qualified under Section 401(a) of the Code or that any related trust is not exempt under Section 501 of the Code. Neither NSC, nor any organization to which NSC is a successor or parent corporation, within the meaning of Section 4069(b) of ERISA, has divested itself of any entity maintaining or with an obligation to contribute to any Pension Plan which had an "AMOUNT OF UNFUNDED BENEFIT LIABILITIES," as defined in Section 4001(a)(18) of ERISA, at the time of such divestiture. No assessment of any federal taxes with respect to any Employee Benefit Plan of NSC has been made or (to the knowledge of NSC) is contemplated against NSC, or any related trust of any Pension Plan of NSC, and nothing has occurred which would result in the assessment of unrelated business taxable income under the Code with respect to any Employee Benefit Plan of NSC. Form 5500's have been timely filed with respect to all Pension Plans of NSC. No event has occurred or (to the knowledge of NSC) is threatened or about to occur which would constitute a reportable event within the meaning of Section 4043(b) of ERISA. No notice of termination has been filed by the plan administrator pursuant to Section 4041 of ERISA or issued by the Pension Benefit Guaranty Corporation pursuant to Section 4042 of ERISA with respect to any Pension Plan of NSC.

                (v)     NSC  does  not  currently   contribute   to,  and  since
September 16, 1980 has not effectuated either a complete or partial withdrawal from, any multiemployer Pension Plan within the meaning of Section 3(37) of ERISA.

                (vi) Section E of the NSC DISCLOSURE LETTER contains a true and correct statement of the names, relationship with NSC, present rates of compensation (whether in the form of salary, bonuses, commissions, or other supplemental compensation now or hereafter payable), and aggregate compensation for the fiscal year ended December 31, 2003 of (A) each director, officer, or other employee of NSC whose aggregate compensation for the fiscal year ended December 31, 2003 exceeded US$25,000 or whose aggregate compensation presently exceeds the rate of US$25,000 per annum and (B) all sales agents, dealers, or distributors of NSC. Since [December 31, 2003, NSC has not changed the rate of compensation of any of its directors, officers, employees, agents, dealers, or distributors, nor has any Employee Benefit Plan or program of NSC been instituted or amended to increase benefits thereunder. There is no contract, agreement, plan, arrangement, or understanding covering any person that, individually or collectively, could give rise to the payment of any amount that would not be deductible by NSC by reason of Section 280G of the Code.

                (vii) NSC has not, since at least December 31, 2003, extended or maintained credit, arranged for the extension of credit, or renewed an extension of credit, in the form of a personal loan to or for any director or executive officer (or equivalent thereof) thereof.

        (i) PATENTS, TRADEMARKS, ET CETERA. NSC does not own or have pending, and is not licensed or otherwise permitted to use, any material patent, patent application, trademark, trademark application, service mark, copyright, copyright application, franchise, trade secret, computer program (in object or source code or otherwise), or other intangible property or asset (collectively, "INTANGIBLES"), other than as described in Section C of the NSC DISCLOSURE LETTER. Each Intangible is validly issued and is currently in force and uncontested in all jurisdictions in which it is used or in which such use is contemplated. Section C of the NSC DISCLOSURE LETTER contains a true and correct listing of: (i) all Intangibles which are owned (either in whole or in part), used by, or licensed to NSC or which otherwise relate to the businesses of NSC, and a description of each such Intangible which identifies its owner, registrant, or applicant; (ii) all contracts, agreements, instruments, leases, and licenses and identification of all parties thereto under which NSC owns or uses any Intangible (whether or not under license from third parties), together with the identification of the owner, registrant, or applicant of each such Intangible; (iii) all contracts, agreements, instruments, leases, and licenses and identification of all parties thereto under which NSC grants the right to use any Intangible; (iv) all validity, infringement, right-to-use, or other opinions of counsel (whether in-house or outside) which concern the validity, infringement, or enforceability of any Intangible owned or controlled by a party other than NSC which relates to the businesses, properties, or assets of NSC. Except as specified in Section C of the NSC DISCLOSURE LETTER, to the knowledge of NSC: (v) NSC is the sole and exclusive owner or licensee of, and (other than those exclusively licensed by NSC to a third party) has the right to use, all Intangibles; (vi) no Intangible is subject to any order, judgment, decree, contract, agreement, instrument, lease, or license restricting the scope of the use thereof; (vii) during the last five years, NSC has not been charged with, and has not charged others with, unfair competition, infringement of any Intangible, or wrongful use of confidential information, trade secrets, or secret processes; and (viii) NSC is not using any patentable invention, confidential information, trade secret, or secret process of others. There is no right under any Intangible necessary to the businesses of NSC as presently conducted or as it contemplates conducting, except such as are so designated in Section C of the NSC DISCLOSURE LETTER. Except as described in Section C of the NSC DISCLOSURE LETTER, NSC has not infringed, is not infringing, and has not received notice of infringement in respect of the Intangibles or asserted Intangibles of others, nor has NSC been advised by counsel or others that it is infringing or may infringe the Intangibles or asserted Intangibles of others if any currently contemplated business activity is effectuated. To the knowledge of NSC, there is no infringement by others of Intangibles of NSC. As far as NSC can reasonably foresee, there is no Intangible or asserted Intangible of others that may materially adversely affect the financial condition, results of operations, businesses, properties, assets, liabilities, or future prospects of NSC. All material contracts, agreements, instruments, leases, and licenses pertaining to Intangibles to which NSC is a party, or to which any of its businesses, properties, or assets are subject, are in compliance in all material respects with all laws, rules, regulations, orders, judgments, and decrees binding on NSC or to which any of its businesses, properties, or assets are subject. NSC did not register any trademark, tradename or service mark, design, or name used by NSC to identify its products, businesses, or services. Neither any stockholder of NSC, any director, officer, or employee of NSC, any relative or affiliate of any stockholder of NSC, any such director, officer, or employee, nor any other corporation or enterprise in which any stockholder of NSC, any such director, officer, or employee, or any such relative or affiliate had or now has a 5% or greater equity or voting or other substantial interest, possesses any Intangible which relates to the businesses of NSC.

        (j) QUESTIONABLE PAYMENTS. Neither NSC, nor any director, officer, agent, employee, or other person associated with, or acting on behalf of, NSC, nor any stockholder of NSC has, directly or indirectly: used any corporate funds for unlawful contributions, gifts, entertainment, or other unlawful expenses relating to political activity; made any unlawful payment to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns from corporate funds; violated any provision of the Foreign Corrupt Practices Act of 1977, as amended; or made any bribe, rebate, payoff, influence payment, kickback, or other unlawful payment.

        (k) AUTHORITY. NSC has all requisite power and authority to execute, deliver, and perform this Agreement and to effect the Reincorporation. All necessary corporate proceedings of NSC have been duly taken to authorize the execution, delivery, and performance of this Agreement and the effectuation of the Reincorporation thereby. This Agreement has been duly authorized, executed, and delivered by NSC, constitutes the legal, valid, and binding obligation of NSC, and is enforceable as to NSC in accordance with its terms. Except as otherwise set forth in this Agreement, no consent, authorization, approval, order, license, certificate, or permit of or from, or declaration or filing with, any federal, state, local, or other governmental authority or any court or other tribunal is required by NSC for the execution, delivery, or performance of this Agreement or the effectuation of the Reincorporation by NSC. No consent of any party to any material contract, agreement, instrument, lease, license, arrangement, or understanding to which NSC is a party, or to which it or any of its businesses, properties, or assets are subject, is required for the execution, delivery, or performance of this Agreement or the Reincorporation (except such consents referred to in Section D of the NSC DISCLOSURE LETTER); and the execution, delivery, and performance of this Agreement and the effectuation of the Reincorporation will not (if the consents referred to in Section D of the NSC DISCLOSURE LETTER are obtained prior to the Closing) violate, result in a breach of, conflict with, or (with or without the giving of notice or the passage of time or both) entitle any party to terminate or call a default under, entitle any party to receive rights or privileges that such party was not entitled to receive before this Agreement was executed under, or create any obligation on the part of NSC to which it was not subject immediately before this Agreement was executed or the Reincorporation was effectuated, as applicable, under, any term of any such material contract, agreement, instrument, lease, license, arrangement, or understanding, or violate or result in a breach of any term of the certificate of incorporation (or other charter document) (as currently in effect or as in effect upon the Reincorporation) or by-laws (as currently in effect or as in effect upon the Reincorporation)of NSC, or (if the provisions of this Agreement are satisfied) violate, result in a breach of, or conflict with any law, rule, regulation, order, judgment, or decree binding on NSC or to which any of its businesses, properties, or assets are subject, which violation or breach would have a material adverse effect on NSC. Neither NSC, nor any of its officers, directors, employees, or agents has employed any broker or finder or incurred any liability for any fee, commission, or other compensation payable by any person on account of alleged employment as a broker or finder, or alleged performance of services as a broker or finder, in connection with or as a result of this Agreement or the transactions contemplated hereby and in connection herewith, including, without limitation, the Reincorporation.

        (l)     STATUS OF SHARES OF NSC COMMON STOCK TO BE ISSUED.

                (i) Assuming without investigation that the shares of Gridline Capital Stock outstanding on the Closing Date are validly authorized, validly issued, fully paid, and nonassessable, the shares of NSC Common Stock to be issued pursuant to Section 1.02(a) hereof are validly authorized and, when the such shares of NSC Common Stock have been duly delivered pursuant to the terms of this Agreement, such shares of NSC Common Stock will be validly issued, fully paid, and nonassessable and will not have been issued, owned or held in violation of any preemptive or similar right of stockholder.

                (ii) The shares of NSC Common Stock to be issued pursuant to the to terms of such Gridline Stock Options and Gridline Warrants are validly authorized and, when such shares of NSC Common Stock have been duly delivered pursuant to, and in accordance with, the terms of the Gridline Stock Options and the Gridline Warrants against payment of the exercise price specified therein, such shares of NSC Common Stock will be validly issued, fully paid, and nonassessable and will not have been issued, owned or held in violation of any preemptive or similar right of stockholder.

        (m) INSURANCE. All policies of fire and other insurance against casualty and other losses and public liability insurance carried by NSC are described in Section F of the NSC DISCLOSURE LETTER (including the risks covered and limits of such policies) and are in full force and effect. All premiums in respect of such policies for which premium notices have been received have been paid in full as the same become due and payable. NSC has not failed to give any notice or present any claim under any insurance policy in due and timely fashion. There are no actual claims or claims threatened in writing against NSC which could come within the scope of such coverage nor are any such policies currently threatened with cancellation. There are no outstanding requirements or recommendations by any insurance company that issued a policy with respect to any of the respective assets, the businesses, or operations of NSC or by any Board of Fire Underwriters or other body exercising similar functions or by any governmental authority requiring or recommending any repairs or other work to be done on, or with respect to, any of the assets of NSC or requiring or recommending any equipment or facilities to be installed on any premises from which the businesses of NSC is conducted or in connection with any of the respective assets thereof. NSC does not have any knowledge of any material proposed increase in applicable insurance rates or of any conditions or circumstances applicable to the businesses thereof that might result in such increases. No such policy is terminable by virtue of the transactions contemplated by this Agreement.

        (o)     TRADING MATTERS. At the date hereof and at the Closing Date:

                (i) the NSC Common Stock is eligible to be traded and quoted in the over-the-counter market known as the "pink sheet market" (the "OTC");

                (ii) NSC has and shall have performed or satisfied all of its undertakings to, and of its obligations and requirements with, the SEC;

                (iv) NSC has not, and shall not have taken any action that would preclude, or otherwise jeopardize, the inclusion of the NSC Common Stock for quotation on the OTC or the OTC Bulletin Board.

        (p)     REORGANIZATION.

                (i) NSC has not taken and has not agreed to take any action (other than actions contemplated by this Agreement) that could reasonably be expected to prevent the transactions contemplated by this Agreement from constituting a "reorganization" under section 368(a)(1)(B) of the Code or as an acquisition of in excess of 80% of the stock of a corporation in exchange for property under Section 351 of the Code. NSC is not aware of any agreement, plan or other circumstance that could reasonably be expected to prevent the transactions contemplated by this Agreement from so qualifying.

                (ii) NSC has no plan or intention to reacquire, and, to NSC's knowledge, no person related to NSC within the meaning of Treasury Regulations
Section 1.368-1 has a plan or intention to acquire, any of the NSC Common Stock pursuant to Section 1.02(a) hereof.

        (q) COMPLETENESS OF DISCLOSURE. No representation or warranty by NSC in this Agreement contains or, and at the Closing Date will contain, an untrue statement of material fact or omits or, at the Closing Date, will omit to state a material fact required to be stated therein or necessary to make the statements made not misleading.

        (r)     PERIODIC REPORTING.

                (i) The NSC Common Stock has been registered under Section 12 of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT") and NSC is subject to the periodic reporting requirements of Section 13 of the Exchange Act. NSC has heretofore provided to Gridline and the Gridline
Shareholders true, complete, and correct copies of all forms, reports, schedules, statements, and other documents required to be filed by it under the Exchange Act since at least April 18, 2000 as such documents have been amended since the time of the filing thereof (the "NSC SEC DOCUMENTS"). The NSC SEC Documents, including, without limitation, any financial statements and schedules included therein, at the time filed or, if subsequently amended, as so amended,
(i) did not contain any untrue statement of a material fact required to be stated therein or necessary in order to make the statements therein not misleading and (ii) complied in all respects with the applicable requirements of the Exchange Act and the applicable rules and regulations thereunder. The financial statements included in the NSC SEC Documents complied when filed as to form in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto, have been prepared in accordance with generally accepted accounting principles in the United States, applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto or, in the case of unaudited financial statements, as permitted by the rules and regulations of the Commission) and fairly present, subject in the case of the unaudited financial statements, to customary year end audit adjustments, the financial position of NSC as at the dates thereof and the results of its operations and cash flows.

                (ii) The Company maintains disclosure controls and procedures required by Rule 13a-15 or 15d-15 under the Exchange Act; such controls and procedures are effective to ensure that all material information concerning the Company and its subsidiaries is made known on a timely basis to the individuals responsible for the preparation of the Company's filings with the SEC and other public disclosure documents. NSC has delivered to Gridline copies of, all written descriptions of, and all policies, manuals and other documents promulgating, such disclosure controls and procedures. To NSC's knowledge, each director and executive officer thereof has filed with the SEC on a timely basis all statements required by Section 16(a) of the Exchange Act and the rules and regulations thereunder since April 18, 2000. As used in the this Section 2.01(r), the term "file" shall be broadly construed to include any manner in which a document or information is furnished, supplied or otherwise made available to the SEC.

                (iii) The Chief Executive Officer and the Chief Financial Officer of NSC have signed, and the Company has furnished to the SEC, all certifications required by Sections 302 and 906 of the Sarbanes-Oxley Act of 2002; such certifications contain no qualifications or exceptions to the matters certified therein and have not been modified or withdrawn; and neither NSC nor any of its officers has received notice from any governmental entity questioning or challenging the accuracy, completeness, form or manner of filing or submission of such certifications.

                (iv) NSC has heretofore has provided Gridline complete and correct copies of all certifications filed with the SEC pursuant to Sections 302 and 906 of Sarbanes-Oxley Act of 2002 and hereby reaffirms, represents and warrants to Gridline the matters and statements made in such certificates.

        (s)     COMPLIANCE WITH LAW AND GOVERNMENT REGULATIONS.

                (i) NSC is in compliance with, and is not in violation of, applicable federal, state, local or foreign statutes, laws and regulations (including without limitation, any applicable building, zoning or other law, ordinance or regulation) affecting its properties or the operation of its business. NSC is not subject to any order, decree, judgment or other sanction of any court, administrative agency or other tribunal.

                (ii) Each of NSC, its directors and its senior financial officers has consulted with NSC's independent auditors and with NSC's outside counsel with respect to, and (to the extent applicable to NSC) is familiar in all material respects with all of the requirements of, Sarbanes-Oxley Act of 2002. NSC is in compliance with the provisions of such act applicable to it as of the date hereof and has implemented such programs and has taken reasonable steps, upon the advice of NSC's independent auditors and outside counsel, respectively, to ensure NSC's future compliance (not later than the relevant statutory and regulatory deadlines therefore) with all provisions of such act which shall become applicable thereto after the date hereof.

        (t) LEGAL PROCEEDINGS AND HISTORY. NSC hereby represents that, unless otherwise disclosed herein or in Section G of the NSC DISCLOSURE LETTER, no officer, director or affiliate of NSC, has been, within the five years ending on the Closing Date, a party to any bankruptcy petition against such person or against any business of which such person was affiliated; convicted in a criminal proceeding or subject to a pending criminal proceeding (excluding traffic violations and other minor offenses); subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting their involvement in any type of business, securities or banking activities; or found by a court of competent jurisdiction in a civil action, by the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated.

        SECTION 2.02 REPRESENTATIONS AND WARRANTIES OF GRIDLINE. Gridline hereby represents and warrants to, and agrees with, NSC:

        (a) ORGANIZATION AND QUALIFICATION. Gridline owns no subsidiary or affiliate corporation or owns any interest in any other enterprise (whether or not such enterprise is a corporation). Section A of the letter, dated even date herewith, from Gridline to NSC (the "GRIDLINE DISCLOSURE LETTER"), correctly sets forth as to Gridline its place of incorporation, principal place of business, jurisdictions in which it is qualified to do business, and the businesses which it presently conducts and which it contemplates conducting. Gridline is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware, with all requisite power and authority, and all necessary consents, authorizations, approvals, orders, licenses, certificates, and permits of and from, and declarations and filings with, all federal, state, local, and other governmental authorities and all courts and other tribunals, to own, lease, license, and use its properties and assets and to carry on the businesses in which it is now engaged and the businesses in which it contemplates engaging. Gridline is duly qualified to transact the businesses in which it is engaged. Gridline is in good standing as a foreign corporation in every jurisdiction in which its ownership, leasing, licensing, or use of property or assets or the conduct of its businesses makes such qualification necessary.

         (b) CAPITALIZATION. The authorized capital stock of Gridline consists of 250,000,000 shares of capital stock, divided into 20,000,000 shares of "blank check" preferred stock, par value $0.0001 per share, no shares of which are outstanding, and 230,000,000 shares of Common Stock, par value $0.0001 per share , of which 96,700,000 shares are issued and outstanding. Each of the outstanding shares of Gridline Capital Stock is validly authorized, validly issued, fully paid, and nonassessable, has not been issued and is not owned or held in violation of any preemptive right of stockholders, and is owned by the persons or entities set forth in Section A of the GRIDLINE DISCLOSURE LETTER, in each case free and clear of all liens, security interests, pledges, charges, encumbrances, stockholders' agreements, and voting trusts. Except for those certain options, warrants and convertible securities described on SCHEDULE B hereto, there is no outstanding security or other instrument convertible into or exercisable or exchangeable for Gridline Capital Stock, and there is no commitment, plan, or arrangement to issue, and no outstanding option, warrant, or other right calling for the issuance of, any share of Gridline Capital Stock or any security or other instrument convertible into, exercisable for, or exchangeable for Gridline Capital Stock.

        (c) FINANCIAL CONDITION. Gridline has delivered to NSC true and correct copies of the following: audited balance sheets of Gridline as of September 30, 2004; and audited statements of operations, statements of stockholders' equity, and statements of cash flows of Gridline for the period from the date of inception through September 30, 2004. Such balance sheet presents fairly the financial condition, assets, liabilities, and stockholders' equity of Gridline as of its date; such statement of operations and statement of stockholders' equity presents fairly the results of operations of Gridline for the period indicated; and such statement of cash flows presents fairly the information purported to be shown therein. The financial statements referred to in this Section 2.02(c) have been prepared in accordance with generally accepted accounting principles in the United States consistently applied throughout the periods involved and are in accordance with the books and records of Gridline. The financial statements referred to in this Section 2.02(c) contain all certifications and statements required, if any, by the SEC's Order, dated June 27, 2002, pursuant to Section 21(a)(1) of the Exchange Act (File No. 4-460), Rule 13a-14 or 15d-14 under the Exchange Act, or 18 U.S.C. Section 1350 (Section 906 of the Sarbanes-Oxley Act of 2002) with respect to the report relating thereto. Since September 30, 2004:

                (i) There has at no time been a material adverse change in the financial condition, results of operations, business, properties, assets, liabilities, or future prospects of Gridline.

                (ii) Gridline has not authorized, declared, paid, or effected any dividend or liquidating or other distribution in respect of its capital stock or any direct or indirect redemption, purchase, or other acquisition of any stock of Gridline.

                (iii) The operations and businesses of Gridline have been conducted in all respects only in the ordinary course, except for the transactions contemplated hereby and in connection herewith.

                (iv) There has been no accepted purchase order or quotation, arrangement, or understanding for future sale of the products or services of Gridline that Gridline expects will not be profitable.

                (v) Gridline has not suffered an extraordinary loss (whether or not covered by insurance) or waived any right of substantial value.

There is no fact known to Gridline which materially adversely affects or in the future (as far as Gridline can reasonably foresee) may materially adversely affect the financial condition, results of operations, business, properties, assets, liabilities, or future prospects of Gridline; provided, however, that Gridline expresses no opinion as to political or economic matters of general applicability. Gridline has made known, or caused to be made known, to the accountants or auditors who have prepared, reviewed, or audited the aforementioned consolidated financial statements all material facts and circumstances which could affect the preparation, presentation, accuracy or completeness thereof. The statement of operations of Gridline for the year ending December 31, 2004 shall be prepared in accordance with generally accepted accounting principles in the United States consistently applied throughout the periods involved, and shall contain all certifications and statements required, if any, by the SEC's Order, dated June 27, 2002, pursuant to Section 21(a)(1) of the Exchange Act (File No. 4-460), Rule 13a-14 or 15d-14 under the Exchange Act, or 18 U.S.C. Section 1350 (Sections 302 and 906 of the Sarbanes-Oxley Act of
2002) with respect to the report relating thereto.

        (d) TAX AND OTHER LIABILITIES. Gridline does not have any material liability of any nature, accrued or contingent, including, without limitation, liabilities for Taxes, and liabilities to customers or suppliers, other than the following:

                (i) Liabilities for which full provision has been made on the balance sheet and the notes thereto (the "LAST GRIDLINE BALANCE SHEET") as of September 30, 2004 (the "LAST GRIDLINE BALANCE SHEET DATE") referred to in Section 2.02(c); and

                (ii) Other liabilities arising since the Last Gridline Balance Sheet Date and prior to the Closing Date in the ordinary course of business (which shall not include liabilities to customers on account of defective products or services) or in connection with the transactions contemplated hereby or in connection herewith which are not inconsistent with the representations and warranties of Gridline or any other provision of this Agreement.

Without limiting the generality of the foregoing, the amounts set up as provisions for Taxes on the Last Gridline Balance Sheet are sufficient for all accrued and unpaid Taxes of Gridline, whether or not due and payable and whether or not disputed, under tax laws, as in effect on the Last Gridline Balance Sheet Date or now in effect, for the period ended on such date and for all fiscal periods prior thereto. The execution, delivery, and performance of this Agreement by Gridline will not cause any Taxes to be payable other than by the stockholders of Gridline or cause any lien, charge, or encumbrance to secure any Taxes to be created either immediately or upon the nonpayment of any Taxes other than on the properties or assets of the stockholders of Gridline. Gridline has not been required to file any tax returns by any overseas tax authorities or required to pay any taxes, assessments, and other governmental charges payable or remittable by it or levied upon it or its properties, assets, income, or franchises which are due and payable. Gridline is not subject to any litigation, governmental or other proceeding (formal or informal), or investigation pending, threatened, or in prospect with respect to any such report or the subject matter of such report.

        (e) LITIGATION AND CLAIMS. Except as described in Section H GRIDLINE DISCLOSURE LETTER, there is no litigation, arbitration, claim, governmental or other proceeding (formal or informal), or investigation pending, threatened, or, to the best of Gridline's knowledge, in prospect (or any basis therefor known to Gridline), with respect to Gridline or any of its businesses, properties, or assets. Gridline is not affected by any present or threatened strike or other labor disturbance nor to the knowledge of Gridline is any union attempting to represent any employee of Gridline as collective bargaining agent. Gridline is not in violation of, or in default with respect to, any law, rule, regulation, order, judgment, or decree which violation or default would have a material adverse effect upon Gridline; nor is Gridline required to take any action in order to avoid such violation or default.

        (f)     PROPERTIES.

                (i) Gridline does not own any legal or equitable interest in any real property. Gridline has good title to all other properties and assets material to Gridline, used in its business or owned by it (except real and other properties and assets as are held pursuant to leases or licenses described in Section B or C of the GRIDLINE DISCLOSURE LETTER), free and clear of all liens, mortgages, security interests, pledges, charges, and encumbrances (except such as are listed in Section D of the GRIDLINE DISCLOSURE LETTER).

                (ii) All accounts and notes receivable reflected on the Last Gridline Balance Sheet, or arising since the Last Gridline Balance Sheet Date, have been collected, or are and will be good and collectible, in each case at the aggregate recorded amounts thereof without right of recourse, defense, deduction, return of goods, counterclaim, offset, or set off on the part of the obligor, and, if not collected, can reasonably be anticipated to be paid within 180 days of the date incurred.

                (iii) All production in progress of Gridline is usable, in current production and marketable, on a normal basis in the existing film production business of Gridline.

                (iv) Attached as Section B of the GRIDLINE DISCLOSURE LETTER is a true and complete list of the classes of all tangible properties and assets owned by Gridline or leased or licensed by Gridline from or to a third party (including inventory but not including Intangibles, as defined in Section 2.02(i)), and with respect to such properties and assets leased or licensed by Gridline from or to a third party, a description of such lease or license. All such properties and assets (including Intangibles) owned by Gridline are reflected on the Last Gridline Balance Sheet (except for acquisitions subsequent to the Last Gridline Balance Sheet Date and prior to the Closing Date which are either noted in Section B or C of the GRIDLINE DISCLOSURE LETTER or are approved in writing by NSC). All real and other tangible properties and assets owned by Gridline or leased or licensed by Gridline from or to a third party are in good and usable condition (reasonable wear and tear which is not such as to affect adversely the operation of the business of Gridline excepted).

                (v) To the best of Gridline's knowledge, no real property owned by Gridline or leased or licensed by Gridline from or to a third party lies in an area which is, or will be, subject to zoning, use, or building code restrictions which would prohibit, and, to the best of Gridline's knowledge, no state of facts relating to the actions or inaction of another person or entity or his or its ownership, leasing, or licensing of any real or personal property exists or will exist which would prevent, the continued effective ownership, leasing, or licensing of such real property in the businesses in which Gridline is now engaged or the businesses in which it contemplates engaging.

                (vi) The properties and assets (including Intangibles) owned by Gridline (other than those leased or licensed by Gridline to a third party) or leased or licensed by Gridline from a third party constitute all such properties and assets which are necessary to the business of Gridline as presently conducted or as it contemplates conducting.

                (vii) Gridline has not caused or permitted its businesses properties, or assets to be used to generate, manufacture, refine, transport, treat, store, handle, dispose of, transfer, produce, or process any Hazardous Substance (as such term is defined in Section 2.01(f)(v)) except in compliance with all applicable laws, rules, regulations, orders, judgments, and decrees, and has not caused or permitted the Release (as such term is defined in Section 2.01(f)(v)) of any Hazardous Substance on or off the site of any property of Gridline.

        (g) CONTRACTS AND OTHER INSTRUMENTS. Section D of the GRIDLINE DISCLOSURE LETTER contains a true and correct statement of the information required to be contained therein regarding material contracts, agreements, instruments, leases, licenses, arrangements, or understandings with respect to Gridline. Gridline has furnished to NSC: (i) the certificate of incorporation and by-laws of Gridline (or, in each case, the comparable charter documents, if any, under applicable law) and all amendments thereto, as presently in effect, certified by the Secretary or an authorized signatory of Gridline and (ii) the following: (A) true and correct copies of all material contracts, agreements, and instruments referred to in Section D of the GRIDLINE DISCLOSURE LETTER; (B) true and correct copies of all material leases and licenses referred to in Section B or C of the GRIDLINE DISCLOSURE LETTER; and (C) true and correct written descriptions of all material supply, distribution, agency, financing, or other arrangements or understandings referred to in Section D of the GRIDLINE DISCLOSURE LETTER. Except as set forth in Section D of the GRIDLINE DISCLOSURE LETTER, Gridline is not party to any employment agreement with any employee thereof. To the best of Gridline's knowledge, none of Gridline or any other party to any such contract, agreement, instrument, lease, or license is now or expects in the future to be in violation or breach of, or in default with respect to complying with, any term thereof, and each such material contract, agreement, instrument, lease, or license is in full force and is (to the best of Gridline's knowledge in the case of third parties) the legal, valid, and binding obligation of the parties thereto and (subject to applicable bankruptcy, insolvency, and other laws affecting the enforceability of creditors' rights generally) is enforceable as to them in accordance with its terms. Each such material supply, distribution, agency, financing, or other arrangement or understanding is a valid and continuing arrangement or understanding; none of Gridline or any other party to any such arrangement or understanding has given notice of termination or taken any action inconsistent with the continuance of such arrangement or understanding; and the execution, delivery, and performance of this Agreement will not prejudice any such arrangement or understanding in any way. Gridline enjoys peaceful and undisturbed possession under all leases and licenses under which it is operating. Gridline is not party to or bound by any contract, agreement, instrument, lease, license, arrangement, or understanding, or subject to any charter or other restriction, which has had or, to the best of Gridline's knowledge, may in the future have a material adverse effect on the financial condition, results of operations, businesses, properties, assets, liabilities, or future prospects of Gridline and, following the consummation of the transactions contemplated hereby, NSC. Gridline has not engaged within the last five years in, is engaging in, or intends to engage in any transaction with, or has had within the last five years, now has, or intends to have any contract, agreement, instrument, lease, license, arrangement, or understanding with, any stockholder of Gridline, any director, officer, or employee of Gridline (except for employment agreements listed in Section D of the GRIDLINE DISCLOSURE LETTER and employment and compensation arrangements described in Section E of the GRIDLINE DISCLOSURE LETTER), any relative or affiliate of any stockholder of Gridline, any such director, officer, or employee, or any other corporation or enterprise in which any stockholder of Gridline, any such director, officer, or employee, or any such relative or affiliate then had or now has a 5% or greater equity or voting or other substantial interest, other than those listed and so specified in Section D of the GRIDLINE DISCLOSURE LETTER. The stock ledgers and stock transfer books and the minute book records of Gridline relating to all issuances and transfers of stock by Gridline and all proceedings of the stockholders and the Board of Directors and committees thereof of Gridline since its incorporation made available to NSC are the original stock ledgers and stock transfer books and minute book records of Gridline or exact copies thereof. Gridline is not in violation or breach of, or in default with respect to, any term of its certificate of incorporation or by-laws (or the comparable charter document, if any, under applicable law).

        (h)     EMPLOYEES.

                (i) Gridline does not have, or contribute to, any pension, profit-sharing, option, other incentive plan, or any other type of Employee Benefit Plan or has any obligation to or customary arrangement with employees for bonuses, incentive compensation, vacations, severance pay, sick pay, sick leave, insurance, service award, relocation, disability, tuition refund, or other benefits, whether oral or written, except as set forth in Section E of the GRIDLINE DISCLOSURE LETTER. Gridline has furnished to NSC true and correct copies, of all documents evidencing plans, obligations, or arrangements referred to in Section E of the GRIDLINE DISCLOSURE LETTER (or true and correct written summaries of such plans, obligations, or arrangements to the extent not evidenced by documents) and true and correct copies, so initialed, of all documents evidencing trusts, summary plan descriptions, and any other summaries or descriptions relating to any such plans.

                (ii) Section E of the GRIDLINE DISCLOSURE LETTER contains a true and correct statement of the names, relationship with Gridline, present rates of compensation (whether in the form of salary, bonuses, commissions, or other supplemental compensation now or hereafter payable), and aggregate rate of compensation for the fiscal year ended December 31, 2004 of (A) each director, officer, or other employee of Gridline whose aggregate rate of compensation for the fiscal year ended December 31, 2004 will exceed US$25,000 or whose aggregate rate of compensation presently exceeds the rate of US$25,000 per annum and (B) all sales agents, dealers, or distributors of Gridline. Since September 30, 2004, Gridline has not changed the rate of compensation of any of its directors, officers, employees, agents, dealers, or distributors, nor has any Employee Benefit Plan or program of Gridline been instituted or amended to increase benefits thereunder.

        (i) PATENTS, TRADEMARKS, ET CETERA. Gridline does not own or have pending, and is not licensed or otherwise permitted to use, any material Intangible, other than as described in Section C of the GRIDLINE DISCLOSURE LETTER. Each Intangible is validly issued and is currently in force and uncontested in all jurisdictions in which it is used or in which such use is contemplated. Section C of the GRIDLINE DISCLOSURE LETTER contains a true and correct listing of: (i) all Intangibles which are owned (either in whole or in part), used by, or licensed to Gridline or which otherwise relate to the businesses of Gridline, and a description of each such Intangible which identifies its owner, registrant, or applicant; (ii) all contracts, agreements, instruments, leases, and licenses and identification of all parties thereto under which Gridline owns or uses any Intangible (whether or not under license from third parties), together with the identification of the owner, registrant, or applicant of each such Intangible; (iii) all contracts, agreements, instruments, leases, and licenses and identification of all parties thereto under which Gridline grants the right to use any Intangible; and (iv) all validity, infringement, right-to-use, or other opinions of counsel (whether in-house or outside) which concern the validity, infringement, or enforceability of any Intangible owned or controlled by a party other than Gridline which relates to the businesses, properties, or assets of Gridline. Except as specified in Section C of the GRIDLINE DISCLOSURE LETTER: (v) Gridline is the sole and exclusive owner or licensee of, and (other than those licensed by Gridline to a third party) has the right to use, all Intangibles; (vi) no Intangible is subject to any order, judgment, decree, contract, agreement, instrument, lease, or license restricting the scope of the use thereof; (vii) during the last five years, Gridline has not been charged with, and has not charged others with, unfair competition, infringement of any Intangible, or wrongful use of confidential information, trade secrets, or secret processes; and (viii) Gridline is not using any patentable invention, confidential information, trade secret, or secret process of others. There is no right under any Intangible necessary to the businesses of Gridline as presently conducted or as it contemplates conducting, except such as are so designated in Section C of the GRIDLINE DISCLOSURE LETTER. Gridline has not infringed, is not infringing, and has not received notice of infringement in respect of the Intangibles or asserted Intangibles of others, nor has Gridline been advised by counsel or others that it is infringing or may infringe the Intangibles or asserted Intangibles of others if any currently contemplated business activity is effectuated. To the knowledge of Gridline, there is no infringement by others of Intangibles of Gridline. As far as Gridline can foresee, there is no Intangible or asserted Intangible of others that may materially adversely affect the financial condition, results of operations, businesses, properties, assets, liabilities, or future prospects of Gridline. All contracts, agreements, instruments, leases, and licenses pertaining to Intangibles to which Gridline is a party, or to which any of its businesses, properties, or assets are subject, are in compliance with all laws, rules, regulations, orders, judgments, and decrees binding on Gridline or to which any of its businesses, properties, or assets are subject. There is no trademark, tradename or service mark used by Gridline to identify, respectively, its products, businesses, or services.
Neither the Gridline Shareholders, any director, officer, or employee of Gridline, any relative or affiliate of the Gridline Shareholders or any such director, officer, or employee, nor any other corporation or enterprise in which the Gridline Shareholders, any such director, officer, or employee, or any such relative or affiliate had or now has a 5% or greater equity or voting or other substantial interest, possesses any Intangible which relates to the businesses of Gridline.

        (j) QUESTIONABLE PAYMENTS. Neither Gridline, nor any director, officer, agent, employee, or other person associated with, or acting on behalf of, Gridline, nor the Gridline Shareholders, has, directly or indirectly: used any corporate funds for unlawful contributions, gifts, entertainment, or other unlawful expenses relating to political activity; made any unlawful payment to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns from corporate funds; violated any provision of the Foreign Corrupt Practices Act of 1977, as amended; or made any bribe, rebate, payoff, influence payment, kickback, or other unlawful payment.

        (k) AUTHORITY. Gridline has all requisite power and authority to execute, deliver, and perform this Agreement. All necessary corporate proceedings of Gridline have been duly taken to authorize the execution, delivery, and performance of this Agreement by Gridline. This Agreement has been duly authorized, executed, and delivered by Gridline, constitutes the legal, valid, and binding obligation of Gridline, and is enforceable as to Gridline in accordance with its terms. Except as otherwise set forth in this Agreement, no consent, authorization, approval, order, license, certificate, or permit of or from, or declaration or filing with, any federal, state, local, or other governmental authority or any court or other tribunal is required by Gridline for the execution, delivery, or performance of this Agreement by Gridline. No consent of any party to any material contract, agreement, instrument, lease, license, arrangement, or understanding to which Gridline is a party, or to which its or any of its businesses, properties, or assets are subject, is required for the execution, delivery, or performance of this Agreement (except such consents referred to in Section D of the GRIDLINE DISCLOSURE LETTER); and the execution, delivery, and performance of this Agreement will not (if the consents referred to in Section D of the GRIDLINE DISCLOSURE LETTER are obtained prior to the Closing) violate, result in a breach of, conflict with, or (with or without the giving of notice or the passage of time or both) entitle any party to terminate or call a default under, entitle any party to receive rights or privileges that such party was not entitled to receive immediately before this Agreement was executed under, or create any obligation on the part of Gridline or NSC to which it was not subject immediately before this Agreement was executed under, any term of any such material contract, agreement, instrument, lease, license, arrangement, or understanding, or violate or result in a breach of any term of the certificate of incorporation or by-laws of Gridline (or the comparable charter documents, if any, under applicable law), or (if the provisions of this Agreement are satisfied) violate, result in a breach of, or conflict with any law, rule, regulation, order, judgment, or decree binding on Gridline or to which any of its businesses, properties, or assets are subject. Except as set forth in Section F of the GRIDLINE DISCLOSURE LETTER, neither Gridline nor any of its officers, directors, employees, or agents has employed any broker or finder or incurred any liability for any fee, commission, or other compensation payable by any person on account of alleged employment as a broker or finder, or alleged performance of services as a broker or finder, in connection with or as a result of this Agreement or the other transactions contemplated hereby and in connection herewith.

        (l) INSURANCE. All policies of fire and other insurance against casualty and other losses and public liability insurance carried by Gridline are described in Section H of the GRIDLINE DISCLOSURE LETTER (including the risks covered and limits of such policies) and are in full force and effect. A full and complete copy of each such insurance policy has been provided to NSC, and such policies are summarized in Section G of the GRIDLINE DISCLOSURE LETTER. All premiums in respect of such policies for which premium notices have been received have been paid in full as the same become due and payable. Gridline have not failed to give any notice or present any claim under any insurance policy in due and timely fashion. There are no actual claims or claims threatened in writing against Gridline which could come within the scope of such coverage nor are any such policies currently threatened with cancellation. There are no outstanding requirements or recommendations by any insurance company that issued a policy with respect to any of the respective assets, the businesses, or operations of Gridline or by any Board of Fire Underwriters or other body exercising similar functions or by any governmental authority requiring or recommending any repairs or other work to be done on, or with respect to, any of the respective assets of Gridline or requiring or recommending any equipment or facilities to be installed on any premises from which the respective businesses of Gridline is conducted or in connection with any of the respective assets thereof. Gridline does not have any knowledge of any material proposed increase in applicable insurance rates or of any conditions or circumstances applicable to the respective businesses thereof that might result in such increases. No such policy is terminable by virtue of the transactions contemplated by this Agreement.

        (m) BUSINESS CONDUCTED IN NO OTHER NAME. Subject to the next sentence, all business of Gridline has been conducted in its and for their benefit and there are no parties related or affiliated with Gridline, either directly or indirectly, which are competing for the business of Gridline.
Gridline conducts business in the following name: "Gridline Communications Corp." and, previously, under the name "Halocom, Inc."

        (n) CUSTOMERS AND SUPPLIERS. There has been no termination or cancellation of any relationship between Gridline and any material supplier, or any customer or group of customers which, individually or in the aggregate, represented more than five (5%) percent of the gross revenues of Gridline taken as a whole during the period from July 1, 2004 (inception) through September 30, 20034, nor is there any reason to believe that any such terminations or cancellations of such magnitudes are pending or threatened.

        (o) COMPLETENESS OF DISCLOSURE. No representation or warranty by Gridline in this Agreement contains, or at the Closing Date will contain, an untrue statement of material fact or omits or at the Closing Date will omit to state a material fact required to be stated therein or necessary to make the statements made not misleading.

        (p) COMPLIANCE WITH LAW AND GOVERNMENT REGULATIONS. Gridline is in compliance in all material respects with, and is not in violation of, applicable local or foreign statutes, laws and regulations (including without limitation, any applicable building, zoning or other law, ordinance or regulation) affecting its properties or the operation of its business. Gridline is not subject to any order, decree, judgment or other sanction of any court, administrative agency or other tribunal.

        SECTION 2.03    REPRESENTATIONS   AND   WARRANTIES   OF   THE   GRIDLINE
SHAREHOLDERS. The Gridline Shareholders hereby represents and warrants to, and agrees with, NSC as follows:

        (a) REPRESENTATIONS AND WARRANTIES OF GRIDLINE. To the knowledge of the Gridline Shareholders, the representations and warranties of Gridline set forth in Section 2.02 hereof are true and correct in all material respects. Nothing has come to the attention of the Gridline Shareholders that would lead the Gridline Shareholders to believe that any representation or warranty of Gridline set forth on Section 2.02 hereof is untrue or incorrect in any material respect.

        (b) AUTHORITY. Gridline and the Gridline Shareholders have each approved this Agreement and duly authorized the execution and delivery hereof. The Gridline Shareholders are individuals residing in the jurisdictions indicated in SCHEDULE A hereto with full power and authority under the laws thereof to execute, deliver, and perform this Agreement and the transactions contemplated hereby and in connection herewith. The Gridline Shareholders have reached the age of majority under applicable law.

        (c) OWNERSHIP OF SHARES. The Gridline Shareholders own beneficially all of the shares of Gridline Capital Stock. The Gridline Shareholders have full power and authority to transfer such shares of Gridline Capital Stock to NSC under, pursuant to, and in accordance with, this Agreement, and such shares are free and clear of any liens, charges, mortgages, pledges or encumbrances and such shares are not subject to any claims as to the ownership thereof, or any rights, powers or interest therein, by any third party and are not subject to any preemptive or similar rights of stockholders.

        (d)     INVESTMENT REPRESENTATIONS AND COVENANTS.

                (i) The Gridline Shareholders represent that they are acquiring the shares of NSC Common Stock to be issued pursuant to Section 1.02(a) hereof for their own accounts and for investment only and not with a view to distribution or resale thereof within the meaning of such phrase as defined under the Securities Act. The Gridline Shareholders shall not dispose of any part or all of such shares of NSC Common Stock in violation of the provisions of the Securities Act and the rules and regulations promulgated under the Securities Act by the SEC and all applicable provisions of state securities laws and regulations.

                (ii) The certificate or certificates representing the shares of NSC Common Stock shall bear a legend in substantially the form set forth in
Section 1.02(c) hereof.

                (iii) The Gridline Shareholders acknowledge being informed that the shares of NSC Common Stock to be issued pursuant to Section 1.02(a) hereof shall be unregistered, shall be "RESTRICTED SECURITIES" as defined in paragraph (a) of Rule 144 under the Securities Act, and must be held indefinitely unless (a) they are subsequently registered under the Securities Act, or (b) an exemption from such registration is available. The Gridline Shareholders further acknowledge that NSC does not have an obligation to currently register such securities for the account of Gridline Shareholders.

                (iv) The Gridline Shareholders acknowledge that they have been afforded access to all material information which they have requested relevant to their decision to acquire the shares of NSC Common Stock and to ask questions of NSC's management and that, except as set forth herein, neither NSC nor anyone acting on behalf of NSC has made any representations or warranties to the Gridline Shareholders which have induced, persuaded, or stimulated the Gridline Shareholders to acquire such shares of NSC Common Stock.

                (v)     Either  alone,   or  together   with  their   investment
advisor(s), the Gridline Shareholders have the knowledge and experience in financial and business matters to be capable of evaluating the merits and risks of the prospective investment in the shares of NSC Common Stock, and the Gridline Shareholders are and will be able to bear the economic risk of the investment in such shares of NSC Common Stock.

                                   ARTICLE III

COVENANTS

        SECTION 3.01 COVENANTS OF NSC. NSC covenants and agrees that, after the date hereof and through the earlier of the Closing or the date of the termination of this Agreement pursuant to Article IV hereof (the earlier of such times, the "RELEASE TIME"), unless Gridline will otherwise approve in writing, which approval will not be unreasonably withheld:

        (a) Until the release time, except as otherwise provided herein, no amendment shall be made in the certificate of incorporation or by-laws (or, in each case, the comparable charter documents, if any, under applicable law, of
NSC).

        (b) Until the Release Time, no share of capital stock of NSC, option or warrant for any such share, right to subscribe to or purchase any such share, or security convertible into, or exchangeable or exercisable for, any such share, shall be issued or sold by NSC, otherwise than as contemplated by, or in connection with, this Agreement.

        (c) Until the Release Time, no dividend or liquidating or other distribution or stock split shall be authorized, declared, paid, or effected by NSC in respect of the outstanding shares of Gridline Capital Stock. Until the Release Time, no direct or indirect redemption, purchase, or other acquisition shall be made by NSC of shares of NSC Capital Stock.

        (d) Until the Release Time, except in the ordinary course of its business, NSC shall not borrow money, guarantee the borrowing of money, engage in any transaction, or enter into any agreement other than in connection with the transactions contemplated hereby or in connection herewith.

        (e) Until the Release Time, NSC will afford the officers, directors, employees, counsel, agents, investment bankers, accountants, and other representatives of Gridline and the Gridline Shareholders free and full access to the plants, properties, books, and records of NSC. NSC will permit them to make extracts from and copies of such books and records, and will from time to time furnish Gridline and the Gridline Shareholders with such additional financial and operating data and other information as to the financial condition, results of operations, businesses, properties, assets, liabilities, or future prospects of NSC as Gridline or the Gridline Shareholders from time to time may request. Until the Release Time, NSC will cause the independent certified public accountants of NSC to make available to Gridline, its independent certified public accountants, and the Gridline Shareholders, the work papers relating to the audits of NSC referred to in Section 2.01(c) of this Agreement.

        (f) Until the Release Time, NSC will conduct its affairs, so that on the Closing Date, no representation or warranty of NSC will be inaccurate, no covenant or agreement of NSC will be breached, and no condition in this Agreement will remain unfulfilled by reason of the actions or omissions of NSC. Except as otherwise consented to by Gridline in writing, until the Release Time, NSC will conduct its affairs in all respects only in the ordinary course.

        (g) Until the Release Time, NSC will immediately advise Gridline in a detailed written notice of any material fact or occurrence or any pending or threatened material occurrence of which it obtains knowledge and which (if existing and known at the date of the execution of this Agreement) would have been required to be set forth or disclosed in or pursuant to this Agreement or in the NSC DISCLOSURE LETTER, which (if existing and known at any time prior to or at the Closing) would make the performance by any party of a covenant contained in this Agreement impossible or make such performance materially more difficult than in the absence of such fact or occurrence, or which (if existing and known at the time of the Closing) would cause a condition to any party's obligations under this Agreement not to be fully satisfied.

        (h) NSC shall use its commercially reasonable efforts to insure that all confidential information which NSC or any of its officers, directors, employees, counsel, agents, investment bankers, or accountants may now possess or may hereafter create or obtain relating to the financial condition, results of operations, businesses, properties, assets, liabilities, or future prospects of Gridline, any affiliate of Gridline, or any customer or supplier of Gridline or any such affiliate shall not be published, disclosed, or made accessible by any of them to any other person or entity without the prior written consent of Gridline, which written consent shall not be unreasonably withheld; provided, however, that the restrictions of this sentence shall not apply (i) as may otherwise be required by law, (ii) as may be necessary or appropriate in connection with the enforcement of this Agreement, or (iii) to the extent the information shall have otherwise become publicly available. NSC shall, and shall cause all other such persons and entities to, deliver to Gridline all tangible evidence of the confidential information relating to Gridline, any affiliate of Gridline, or (insofar as such confidential information was provided by, or on behalf of, Gridline, or any such affiliate of Gridline) any customer or supplier of any of them or any such affiliate to which the restrictions of the foregoing sentence apply immediately after the termination of this Agreement pursuant to
Article IV or V hereof.

        (i) Before NSC releases any information concerning this Agreement or any of the other transactions contemplated hereby or in connection herewith which is intended for or may result in public dissemination thereof, NSC shall cooperate with Gridline, shall furnish drafts of all documents or proposed oral statements to Gridline for comment, and shall not release any such information without the written consent of Gridline. Nothing contained herein shall prevent NSC from releasing any information if required to do so by law.

        (j) NSC shall not make any agreement or reach any understanding not approved in writing by Gridline as a condition for obtaining any consent, authorization, approval, order, license, certificate, or permit required for the consummation of the transactions contemplated by this Agreement.

        (k) NSC shall promptly prepare all required or, in the reasonable opinion of the parties hereto, appropriate Periodic Reports (as hereinafter defined) and other regulatory filings relating to this Agreement and the transactions contemplated hereby and in connection herewith, as well as all Periodic Reports which NSC is required to file, but has not heretofore filed (such deliquent Periodic Reports, "DELIQUENT PERIODIC REPORTS"). NSC shall file with the SEC all Deliquent Periodic Reports within 15 days following the date hereof. NSC shall furnish or cause to be furnished, for inclusion in the Periodic Reports, such information about NSC, and NSC's security holders as may be required or as may be reasonably requested by Gridline, and shall continue to furnish or cause to be furnished such information as is necessary to keep such information correct and complete in all material respect until the Release Time. NSC represents and warrants that the information that it has furnished to date, taken as a whole, does not now, and will not at any time prior to the Release Time, (i) contain an untrue statement of a material fact or (ii) omit to state a material fact required to be stated therein or necessary to make the statements therein not false or misleading. NSC represents and warrants that all information heretofore filed thereby with the SEC does not now, and will not at any time prior to the Release Time, and the Deliquent Periodic Reports will not, when filed with the SEC and at any time prior to the Release Time, (iii) contain an untrue statement of a material fact or (iv) omit to state a material fact required to be stated therein or necessary to make the statements therein not false or misleading. NSC shall take any action required to be taken by it under state "blue-sky," securities, or take-over laws in connection with the issuance of NSC Common Stock pursuant to the transactions contemplated hereby and in connection herewith. The filings made by NSC within the past six years with the SEC were, if filed under the Exchange Act, prepared in accordance with the then existing requirements of the Exchange Act and the rules and regulations thereunder and, if filed under the Securities Act, prepared in accordance with the then existing requirements of the Securities Act and the rules and regulations thereunder. Such filings when filed, and the press releases and other public statements NSC has made subsequent to the last such filing when considered together with such filings, did not at the time of filing or issuance of the press releases or other public statements, as the case may be, and (with respect to the press releases and other public statements, when considered together with such filings) do not now
(i) contain an untrue statement of a material fact or (ii) omit to state a material fact required to be stated therein or necessary to make the statements therein not false or misleading.

        (l) Prior to the Release Time, shall not affect any recapitalization, stock split, reverse stock split, or stock dividend of the NSC Common Stock or any other security of NSC, otherwise than as contemplated by, or in connection with, this Agreement.

                (a) NSC shall timely prepare and file any declaration or filing necessary to comply with any transfer tax statutes that require any such filing before the Closing.

                (b) Until the Release Time, NSC shall not, and shall not authorize or permit any officer, director, employee, counsel, agent, investment banker, accountant, or other representative of NSC, directly or indirectly, to contemplate or enter into any transaction the effect of which may be to prohibit, restrict, or delay the consummation of the transactions contemplated by this Agreement or impair the contemplated benefits to Gridline's stockholders of the transactions contemplated by this Agreement.


                (c) (i) Following the consummation of the transactions contemplated hereby and in connection herewith, NSC will cause Gridline to continue its historic business or to use a significant portion of Gridline's historic business assets in a business, in each case within the meaning of section 1.368-1(d) of the Treasury Regulations, assuming that the assets of, and the business conducted by, Gridline at the Closing Date constitute Gridline's historic business assets and historic business, respectively.

                        (ii) Following the consummation of the transactions contemplated hereby and in connection herewith, NSC will not permit Gridline to issue additional shares that would result in NSC losing control of Gridline within the meaning of section 368(c) of the Code.

        (d) If required, NSC shall use COMMERCIALLY REASONABLE efforts to file with the National Association of Securities Dealers, Inc., or its affiliates, all information required by Rule 15c2-11 under the Exchange Act.

        (n)     NSC shall effect the Reincorporation prior to the Closing.

        (o) Effective immediately following the Closing, each member of the Board of Directors and each officer of NSC shall tender his or her respective resignation therefrom and shall appoint up to five individuals designated by Gridline as the sole directors of NSC.

        (p) On or prior to the Closing Date, NSC shall deliver to Gridline and the Gridline Shareholders the completed an updated NSC DISCLOSURE LETTER, dated as of the Closing Date, which letter shall be correct and complete in all material respects.

        SECTION 3.02 COVENANTS OF GRIDLINE. Gridline covenants and agrees that, after the date hereof and through the Release Time, unless NSC will otherwise approve in writing, which approval will not be unreasonably withheld:

        (a) Until the Release Time, no amendment will be made in the certificate of incorporation or by-laws (or, in each case, the comparable charter documents, if any, under applicable law) of Gridline, except for such amendment to the certificate of incorporation of Gridline as may be required to allow NSC to change its to "Gridline Communications Corp." in connection with the Reorganization.

        (b) Until the Release Time, no share of Gridline Capital Stock, option or warrant for any such share, right to subscribe to or purchase any such share, or security convertible into, or exchangeable or exercisable for, any such share, shall be issued or sold by Gridline, otherwise than as contemplated by, or in connection with, this Agreement. Notwithstanding the foregoing, Gridline shall be entitled to grant the incentive stock options and nonqualified stock options to employees, consultants, and non-employee directors set forth in
SCHEDULE 3.02(b), and Gridline shall be authorized to issue and deliver its 8% Convertible Notes Due September 10, 2004, as required from time to time, for working capital and general corporate purposes.

        (c) Until the Release Time, no dividend or liquidating or other distribution or stock split shall be authorized, declared, paid, or effected by Gridline in respect of the outstanding shares of Gridline Capital Stock. Until the Release Time, no direct or indirect redemption, purchase, or other acquisition shall be made by Gridline of shares of Gridline Capital Stock.

        (d) Until the Release Time, except in the ordinary course of its business, Gridline shall not borrow money, guarantee the borrowing of money, engage in any transaction, or enter into any material agreement other than in connection with the transactions contemplated hereby or in connection herewith or otherwise pursuant to any currently outstanding credit line of Gridline); provided that Gridline shall be authorized to issue and deliver its 8% Convertible Notes Due September 10, 2004, as required from time to time, for working capital and general corporate purposes. For purposes of this Agreement, references to "MATERIAL", as well as correlative terms (E.G., MATERIALLY, MATERIALITY, etc.), shall be deemed to refer to amounts of US$50,000 or more or effects or consequences of US$50,000 or more.

        (e) Until the Release Time, Gridline will afford the officers, directors, employees, counsel, agents, investment bankers, accountants, and other representatives of NSC and lenders, investors, and prospective lenders and investors free and full access to the plants, properties, books, and records of Gridline, will permit them to make extracts from and copies of such books and records, and will from time to time furnish NSC with such additional financial and operating data and other information as to the financial condition, results of operations, businesses, properties, assets, liabilities, or future prospects of Gridline as NSC from time to time may request. Until the Release Time, Gridline will cause the independent certified public accountants of Gridline to make available to NSC and its independent certified public accountants the work papers relating to the audits of Gridline referred to in Section 2.02(c) of this Agreement.

        (f) Until the Release Time, Gridline will conduct its affairs so that at the Closing, no representation or warranty of Gridline will be inaccurate in any material respect, no covenant or agreement of Gridline will be breached, and no condition in this Agreement will remain unfulfilled by reason of the actions or omissions of Gridline. Except as otherwise consented to by NSC in writing, until the Release Time, Gridline will use its commercially reasonable efforts to preserve the business operations of Gridline intact, to keep available the services of its present personnel, to preserve in full force and effect the contracts, agreements, instruments, leases, licenses, arrangements, and understandings of Gridline, and to preserve the good will of its suppliers, customers, and others having business relations with any of them. Until the Release Time, Gridline will conduct its affairs in all respects only in the ordinary course, other than in connection with the matters referenced herein.

        (g) Until the Release Time, Gridline will immediately advise NSC in a detailed written notice of any material fact or occurrence or any pending or threatened material occurrence of which it obtains knowledge and which (if existing and known at the date of the execution of this Agreement) would have been required to be set forth or disclosed in or pursuant to this Agreement or the GRIDLINE DISCLOSURE LETTER, which (if existing and known at any time prior to or at the Closing) would make the performance by any party of a covenant contained in this Agreement impossible or make such performance materially more difficult than in the absence of such fact or occurrence, or which (if existing and known at the time of the Closing) would cause a condition to any party's obligations under this Agreement not to be fully satisfied.

        (h) Gridline shall use its commercially reasonable efforts to insure that all confidential information which Gridline or any of its respective officers, directors, employees, counsel, agents, investment bankers, or accountants may now possess or may hereafter create or obtain relating to the financial condition, results of operations, businesses, properties, assets, liabilities, or future prospects of NSC, any affiliate thereof, or any customer or supplier thereof or of any such affiliate shall not be published, disclosed, or made accessible by any of them to any other person or entity at any time or used by any of them except in the ordinary course of business and for the benefit of Gridline; provided, however, that the restrictions of this sentence shall not apply (A) after this Agreement is terminated pursuant to Article IV or V hereof or otherwise, (B) as may otherwise be required by law, (C) as may be necessary or appropriate in connection with the enforcement of this Agreement, or (D) to the extent the information shall have otherwise become publicly available.

        (i) Before Gridline releases any information concerning this Agreement or any of the transactions contemplated by this Agreement which is intended for, or may result in, public dissemination thereof, Gridline shall cooperate with NSC, shall furnish drafts of all documents or proposed oral statements to NSC for comment, and shall not release any such information without the written consent of NSC, which consent shall not be unreasonably withheld. Nothing contained herein shall prevent Gridline from releasing any information if required to do so by law.

        (j) Gridline shall not make any agreement or reach any understanding not approved in writing by NSC as a condition for obtaining any consent, authorization, approval, order, license, certificate, or permit required for the consummation of the transactions contemplated by this Agreement.

        (k) Gridline shall furnish, or cause to be furnished, for inclusion in the periodic and other reports of NSC on Forms 8-K, 10-QSB, 10-KSB, 14A, 14C, 14F-1, or otherwise (such periodic and other reports, together with all financial statements, exhibits, amendments, and supplements thereto, in the form filed by NSC with the SEC being hereinafter referred to as the "PERIODIC REPORTS"), to be filed pursuant to the Exchange Act in connection with the transactions contemplated by this Agreement, or for inclusion in NSC's filings under state "blue-sky," securities, or take-over laws, such information about Gridline or the Gridline Shareholders as may be required or as may be reasonably requested by NSC, and shall continue to furnish or cause to be furnished such information as is necessary to keep such information correct and complete in all material respect until the Release Time. Gridline represents and warrants that the information that it has furnished to date, taken as a whole, does not now, and will not at any time prior to the Release Time, (i) contain an untrue statement of a material fact or (ii) omit to state a material fact required to be stated therein or necessary to make the statements therein not false or misleading.

        (l) Gridline shall timely prepare and file any declaration or filing necessary to comply with any transfer tax statutes that require any such filing before the Closing.

        (m) On or prior to the Closing Date, Gridline and the Gridline Shareholders shall deliver to NSC Shareholders the completed an updated GRIDLINE DISCLOSURE LETTER, dated as of the Closing Date, which letter shall be correct and complete in all material respects.

        SECTION 3.03    COVENANTS  OF THE  GRIDLINE  SHAREHOLDERS.  The Gridline
Shareholders covenant and agree that, after the date hereof and through the Release Time, unless NSC will otherwise approve in writing, which approval will not be unreasonably withheld, as follows:

        (a) The Gridline Shareholders will use commercially reasonable efforts to cause Gridline to perform each covenant thereof set forth herein on a timely basis.

        (b) Until the earlier of the Release Time, the Gridline Shareholders shall take no action the result of which shall be to cause Gridline to make any amendment in the certificate of incorporation or by-laws (or, in each case, the comparable charter documents, if any, under applicable law) thereof.

        (c) Before the Gridline Shareholders release any information concerning this Agreement or any of the transactions contemplated by this Agreement which is intended for, or may result in, public dissemination thereof, the Gridline Shareholders shall cooperate with NSC, shall furnish drafts of all documents or proposed oral statements to NSC for comment, and shall not release any such information without the written consent of NSC, which consent shall not be unreasonably withheld. Nothing contained herein shall prevent the Gridline Shareholders from releasing any information if required to do so by law.

        (d) The Gridline Shareholders shall furnish, or cause to be furnished, for inclusion in the Periodic Reports to be filed pursuant to the Exchange Act in connection with the transactions contemplated by this Agreement, or for inclusion in NSC's filings under state "blue-sky," securities, or take-over laws, such information about Gridline or the Gridline Shareholders as may be required or as may be reasonably requested by NSC, and shall continue to furnish or cause to be furnished such information as is necessary to keep such information correct and complete in all material respect until the Release Time.


                                   ARTICLE IV

                     CONDITIONS; ABANDONMENT AND TERMINATION

        SECTION 4.01 RIGHT OF NSC TO ABANDON. NSC's Board of Directors shall have the right to abandon or terminate this Agreement if any of the following conditions shall not be true or shall not have occurred, as the case may be, as of the specified date or dates:

        (a) All representations and warranties of Gridline and the Gridline Shareholders contained in this Agreement shall be accurate when made and, in addition, shall be accurate as of the Closing Date as though such representations and warranties were then made in exactly the same language by Gridline or the Gridline Shareholders, as applicable, and regardless of knowledge or lack thereof on the part of Gridline or the Gridline Shareholders (as applicable) or changes beyond its control; as of the Closing Date, Gridline and the Gridline Shareholders shall have performed and complied with all covenants and agreements and satisfied all conditions required to be performed and complied with by it at or before the Closing Date, respectively, by this Agreement; and NSC shall have received a certificate executed by the chief executive officer and the chief financial officer of Gridline and the Gridline Shareholders, dated the Closing Date, to that effect.

        (b) NSC shall have received at the Closing Date certificates executed by the chief executive officer and the chief financial officer of Gridline and by the Gridline Shareholders as of such dates, to the effect that they have carefully examined the Periodic Reports, including the Delinquent Periodic Reports, and any amendment or supplement thereto, and, to the best of their knowledge, (i) neither the Periodic Reports, the Delinquent Periodic
Reports, nor any amendment or supplement thereto (A) contains an untrue statement of a material fact or (B) omits to state a material fact required to be stated therein or necessary to make the statements therein not false or misleading, provided in each case that such untrue statement or omission relates to information furnished by or on behalf of, or pertaining to, Gridline or the Gridline security holder, (ii) since the date hereof, no event with respect to Gridline or the Gridline security holder has occurred which should have been set forth in an amendment to any Periodic Report or any Deliquent Periodic Report, or a supplement to any Periodic Report or Delinquent Periodic Report which has not been set forth in such an amendment or supplement, and (iii) any contract, agreement, instrument, lease, or license regarding Gridline required to be filed as an exhibit to any Periodic Report or any

Deliqunet Periodic Report has been filed with the SEC as an exhibit to or has been incorporated as an exhibit by reference into such Periodic Report.

        (c) Gridline and the Gridline Shareholders shall have delivered to NSC at or prior to the Closing Date such other documents (including certificates of officers of Gridline) as NSC may reasonably request in order to enable NSC to determine whether the conditions to their obligations under this Agreement have been met and otherwise to carry out the provisions of this Agreement.

        (d) All actions, proceedings, instruments, and documents required by Gridline and the Gridline Shareholders to carry out this Agreement or incidental thereto and all other related legal matters shall be subject to the reasonable approval of counsel to NSC, and Gridline and the Gridline Shareholders shall have furnished such counsel such documents as such counsel may have reasonably requested for the purpose of enabling them to pass upon such matters.

        (e) At the Closing, there shall not be pending any legal proceeding relating to, or seeking to prohibit or otherwise challenge the consummation of, the transactions contemplated by this Agreement, or to obtain substantial damages with respect thereto.

        (f) There shall not have been any action taken, or any law, rule, regulation, order, judgment, or decree proposed, promulgated, enacted, entered, enforced, or deemed applicable to the transactions contemplated by this Agreement by any federal, state, local, or other governmental authority or by any court or other tribunal, including the entry of a preliminary or permanent injunction, which, in the reasonable judgment of NSC, (i) makes this Agreement or any of the transactions contemplated by this Agreement illegal, (ii) results in a delay in the ability of Gridline or NSC to consummate the transactions contemplated by this Agreement beyond January 31, 2005, (iii) requires the divestiture by NSC of a material portion of the business of either NSC or of Gridline, (iv) imposes material limitations on the ability of NSC effectively to exercise full rights of ownership of shares of Gridline including the right to vote such shares on all matters properly presented to the Gridline Shareholders, or (v) otherwise prohibits, restricts, or delays consummation of the transactions contemplated by this Agreement or impairs the contemplated benefits to NSC of this Agreement or any of the other transactions contemplated by this Agreement.

        (g) The parties to this Agreement shall have obtained at or prior to the Closing Date all required unconditional written approvals to this Agreement and to the execution, delivery, and performance of this Agreement by each of them of relevant governmental authorities having jurisdiction over NSC or Gridline or the subject matter of this Agreement.

        (h) The parties to this Agreement shall have obtained at or prior to the Closing Date all consents required for the consummation of the transactions contemplated by this Agreement from any unrelated third party to any contract, agreement, instrument, lease, license, arrangement, or understanding to which any of them is a party, or to which any of them or any of their respective businesses, properties, or assets are subject.

        (i) There shall not have been any material adverse change in the condition (financial or otherwise), operations, business, assets, liabilities, earnings or prospects of Gridline since the date hereof.

        (j) NSC shall conduct a due diligence review of Gridline and the Gridline Shareholders, including, without limitation, a review of the GRIDLINE DISCLOSURE LETTER and the documents referenced therein delivered prior to the Closing Date, and shall be reasonably satisfied with the result of such review.

        (k) Gridline shall enter into an agreement, substantially in the form of EXHIBIT 4.01(k), with Gerard Werner pursuant to which such individual shall agree to assist NSC in the preparation of financial statements and tax returns of NSC during the period commencing on the Closing Date and terminating on the date six months thereafter.

        SECTION 4.02 RIGHT OF GRIDLINE AND THE GRIDLINE SHAREHOLDERS TO ABANDON. By the election of the Gridline Shareholders, the Gridline Shareholders or, otherwise, Gridline's Board of Directors shall have the right to abandon or terminate this Agreement if any of the following conditions shall not be true or shall not have occurred, as the case may be, as of the specified date or dates:

        (a) All representations and warranties of NSC contained in this Agreement shall be accurate when made and, in addition, shall be accurate as of the Closing Date as though such representations and warranties were then made in exactly the same language by NSC and regardless of knowledge or lack thereof on the part of NSC or changes beyond its control; as of the Closing Date, NSC shall have performed and complied with all covenants and agreements and satisfied all conditions required to be performed and complied with by them at or before the Closing Date by this Agreement; and Gridline shall have received certificates executed by the chief executive officer and the chief financial officer of NSC, dated the Closing Date, to that effect.

        (b) Gridline shall have received at the Closing, certificates executed by the chief executive officer and the chief financial officer of NSC, dated as of such dates, to the effect that they have carefully examined the Periodic Reports and the Delinquent Periodic Reports, and any amendment or supplement thereto, and, to the best of their knowledge, (i) neither any Periodic Report or any Delinquent Periodic Report, nor any amendment or supplement thereto (A) contains an untrue statement of a material fact or (B) omits to state a material fact required to be stated therein or necessary to make the statements therein not false or misleading, provided in each case that such untrue statement or omission relates to information furnished by or on behalf of, or pertaining to, NSC or any NSC security holder, (ii) since the date of the filing of any Periodic Report or Delinquent Periodic Report, no event with respect to NSC or any NSC security holder has occurred which should have been set forth in an amendment or a supplement to such Periodic Report or Delinquent Periodic Report which has not been set forth in such an amendment or supplement, and (iii) any contract, agreement, instrument, lease, or license regarding NSC required to be filed as an exhibit to any Periodic Report or any Delinquent Periodic Report has been filed as an exhibit to or has been incorporated as an exhibit by reference into such Periodic Report or Delinquent Periodic Report.

        (c)     NSC  shall  have   delivered   to  Gridline   and  the  Gridline
Shareholders at or prior to the Closing such other documents (including certificates of officers of NSC) as Gridline and the Gridline Shareholders may reasonably request in order to enable Gridline and the Gridline Shareholders to determine whether the conditions to NSC's obligations under this Agreement have been met and otherwise to carry out the provisions of this Agreement.

        (d) All actions, proceedings, instruments, and documents required by NSC to carry out this Agreement or incidental thereto and all other related legal matters shall be subject to the reasonable approval of counsel to Gridline and the Gridline Shareholders, and NSC shall have furnished thereto such documents as such counsel may have reasonably requested for the purpose of enabling them to pass upon such matters.

        (e) At the Closing Date, there shall not be pending any legal proceeding relating to, or seeking to prohibit or otherwise challenge the consummation of, the transactions contemplated by this Agreement, or to obtain substantial damages with respect thereto.

        (f) There shall not have been any action taken, or any law, rule, regulation, order, judgment, or decree proposed, promulgated, enacted, entered, enforced, or deemed applicable to the transactions contemplated by this Agreement by any federal, state, local, or other governmental authority or by any court or other tribunal, including the entry of a preliminary or permanent injunction, which, in the reasonable judgment of Gridline, (i) makes this Agreement or any of the transactions contemplated by this Agreement illegal,
(ii) results in a delay in the ability of Gridline or NSC to consummate the transactions contemplated by this Agreement beyond January 31, 2005, (iii) requires the divestiture by Gridline of a material portion of the business of either NSC or of Gridline, (iv) imposes material limitations on the ability of NSC effectively to exercise full rights of ownership of shares of Gridline including the right to vote such shares on all matters properly presented to the Gridline Shareholders, or (v) otherwise prohibits, restricts, or delays consummation of the transactions contemplated by this Agreement or impairs the contemplated benefits to Gridline and the Gridline Shareholders of this Agreement or any of the other transactions contemplated by this Agreement.

        (g) The parties to this Agreement shall have obtained at or prior to the Closing Date all unconditional required written approvals to this Agreement and to the execution, delivery, and performance of this Agreement by each of them of relevant governmental authorities having jurisdiction over NSC or Gridline or the subject matter of this Agreement.

        (h) At or prior to the Closing Date, NSC shall have made all filings, and taken all actions, necessary to comply with all reporting requirements under federal and state securities laws (including without limitation, applicable "blue-sky" laws with regard to the issuance of NSC Common Stock as contemplated by this Agreement) other than the filing of Form D up to 15 days following the Closing. Without limiting the generality of the foregoing, any prescribed periods within which a "blue sky" or securities law administrator may disallow NSC's notice of reliance on an exemption from such state's requirements, shall have elapsed at or prior to the Closing Date.

        (i) The parties to this Agreement shall have obtained at or prior to the Closing Date all consents required for the consummation of the transactions contemplated by this Agreement from any unrelated third party to any contract, agreement, instrument, lease, license, arrangement, or understanding to which any of them is a party, or to which any of them or any of their respective businesses, properties, or assets are subject.

        (j) Gridline and the Gridline Shareholders shall conduct a due diligence review of NSC, including, without limitation, a review of the NSC Disclosure Letter and the documents referenced therein delivered prior to the Closing Date, and same shall be satisfactory in the reasonable opinion of Gridline and the Gridline Shareholders.

        (k) At the Closing Date, NSC shall have no assets and no liabilities, determined in accordance with generally accepted accounting principles in effect in the United States applied on a basis consistent with that of the financial statements of NSC hereinabove referenced.

        (l) At or prior to the Closing Date, the officers, directors, and holders of 5% or more of the outstanding NSC Common Stock immediately prior to such date shall have executed and delivered to Gridline an agreement mutually acceptable in form and substance to each of such person or entity, on the one hand, and Gridline, on the other hand, providing for restrictions on resale and a "leak-out" of securities following the Closing Date.

        SECTION 4.03    OPTIONAL  ABANDONMENT.  In addition to the provisions of
Section 4.01 and Section 4.02 above, the transactions contemplated by this Agreement may be abandoned or terminated at or before the Closing notwithstanding adoption and approval of this Agreement and the transactions contemplated hereby by the stockholders of the parties hereto:

        (a) by mutual agreement of the Boards of Directors of NSC and Gridline;

        (b) at the option of NSC's Board of Directors or Gridline's Board of Directors, if the Closing Date shall not have occurred on or before January 31, 2005;

        (c) at the option of NSC's Board of Directors, if facts exist which render impossible compliance with one or more of the conditions set forth in
Section 4.01 and such are not waived by NSC; and

        (d) at the option of Gridline's Board of Directors or by the election of the Gridline Shareholders if facts exist which render impossible compliance with one or more of the conditions set forth in Section 4.02 and such are not waived by Gridline.

        SECTION 4.04 EFFECT OF ABANDONMENT. If the transactions contemplated by this Agreement are abandoned or terminated as provided for in this Article IV, except for Sections 3.01(h), 3.02(h), and 4.03, this Agreement shall forthwith become wholly void and of no further force or effect without liability on the part of either party to this Agreement or on the part of any officer, director, controlling person (if any), employee, counsel, agent, or stockholder thereof; provided, however, that nothing in this Section 4.04 shall release NSC or Gridline or any officer, director, controlling person (if any), employee, counsel, agent, or stockholder thereof from liability for a willful failure to carry out its respective obligations under this Agreement.

                                    ARTICLE V

                                  MISCELLANEOUS

        SECTION 5.01 EXPENSES. Whether or not the transactions contemplated in this Agreement are consummated, all costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby, will be paid by the party incurring such expense or as otherwise agreed to herein.

        SECTION 5.02 BROKERS AND FINDERS. Each of the parties hereto represents, as to itself, that no agent, broker, investment banker or firm or person is or will be entitled to any broker's or finder's fee or any other commission or similar fee in connection with any of the transactions contemplated by this Agreement.

        SECTION 5.03 NECESSARY ACTIONS. Subject to the terms and conditions herein provided, each of the parties hereto agrees to use all reasonable efforts to take, or cause to be taken, all action and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective the transactions contemplated by this Agreement. In the event at any time after the Closing, any further action is necessary or desirable to carry out the purposes of this Agreement, the proper executive officers and/or directors of NSC or Gridline, as the case may be, or the relevant Gridline Shareholders or Gridline Shareholders will take all such necessary action.

        SECTION 5.04 EXTENSION OF TIME; WAIVERS. At any time prior to the Closing Date:

        (a) NSC may (i) extend the time for the performance of any of the obligations or other acts of Gridline or any Gridline Shareholders or Gridline Shareholders, (ii) waive any inaccuracies in the representations and warranties of Gridline or any Gridline Shareholders or Gridline Shareholders, or contained herein or in any document delivered pursuant hereto by Gridline or any Gridline Shareholders or Gridline Shareholders, and (iii) waive compliance with any of the agreements or conditions contained herein to be performed by Gridline or any Gridline Shareholders or Gridline Shareholders. Any agreement on the part of NSC to any such extension or waiver will be valid only if set forth in an instrument, in writing, signed on behalf of NSC.

        (b) Gridline and the Gridline Shareholders (by action of the Gridline Shareholders), may (i) extend the time for the performance of any of the obligations or other acts of NSC, (ii) waive any inaccuracies in the representations and warranties of NSC contained herein or in any document delivered pursuant hereto by NSC and (iii) waive compliance with any of the agreements or conditions contained herein to be performed by NSC. Any agreement on the part of Gridline and to any such extension or waiver will be valid only if set forth in an instrument, in writing, signed on behalf of Gridline.

        SECTION 5.05 NOTICES. Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be mailed by certified mail, return receipt requested or by the most nearly comparable method if mailed from or to a location outside of the United States or by Federal Express, Express Mail, or similar overnight delivery or courier service or delivered (in person or by telecopy, telex, or similar telecommunications equipment) against receipt to the party to which it is to be given at the address of such party set forth in the introductory paragraph to this Agreement (or to such other address as the party shall have furnished in writing in accordance with the provisions of this Section 5.05). Any notice to NSC or to Gridline shall be addressed to the attention of the Corporate Secretary. A copy of any and all notices to Gridline or any Gridline Shareholder shall be delivered in accordance with this section to Thompson & Knight LLP, 333 Clay Street, Suite 3300, Houston, Texas 77002-4499 Attention: Robert J. Viguet, Jr., and Reitler Brown & Rosenblatt LLC, 800 Third Avenue, 21st Floor, New York 10022, Attention: Robert Steven Brown, Esq. Any notice or other communication given by certified mail (or by such comparable method) shall be deemed given at the time of certification thereof (or comparable act), except for a notice changing a party's address which will be deemed given at the time of receipt thereof. Any notice given by other means permitted by this Section 5.05 shall be deemed given at the time of receipt thereof.

        SECTION 5.06 PARTIES IN INTEREST. This Agreement will inure to the benefit of and be binding upon the parties hereto and the respective successors and assigns. Nothing in this Agreement is intended to confer, expressly or by implication, upon any other person any rights or remedies under or by reason of this Agreement.

        SECTION 5.07 COUNTERPART. This Agreement may be executed in one or more counterparts, each of which will be deemed an original and all together will constitute one document. The delivery by facsimile of an executed counterpart of this Agreement will be deemed to be an original and will have the full force and effect of an original executed copy.

        SECTION 5.08 SEVERABILITY. The provisions of this Agreement will be deemed severable and the invalidity or unenforceability of any provision hereof will not affect the validity or enforceability of any of the other provisions hereof. If any provisions of this Agreement, or the application thereof to any person or any circumstance, is illegal, invalid or unenforceable, (a) a suitable and equitable provision will be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision, and (b) the remainder of this Agreement and the application of such provision to other persons or circumstances will not be affected by such invalidity or unenforceability, nor will such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

        SECTION 5.09 HEADINGS. The Article and Section headings are provided herein for convenience of reference only and do not constitute a part of this Agreement and will not be deemed to limit or otherwise affect any of the provisions hereof.

        SECTION 5.10    GOVERNING LAW.

        (a) This Agreement will be deemed to be made in and in all respects will be interpreted, construed and governed by and in accordance with the law of the State of Texas, without regard to the conflict of law principles thereof.

        (b) EACH OF THE PARTIES HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF TEXAS AND OF THE FEDERAL COURTS SITTING IN THE STATE OF NEW YORK IN ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT. EACH OF THE PARTIES AGREES THAT ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT MUST BE LITIGATED EXCLUSIVELY IN ANY SUCH STATE OR, TO THE EXTENT
PERMITTED BY LAW, FEDERAL COURT THAT SITS IN THE COUNTY OF HARRIS, STATE OF TEXAS, AND ACCORDINGLY, EACH PARTY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT. EACH PARTY FURTHER IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 5.05. NOTHING IN THIS AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT WILL AFFECT THE RIGHT OF ANY PARTY TO THIS AGREEMENT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

        (c) EACH PARTY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH OF THE PARTIES (1) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (2) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 5.10(c).

        SECTION 5.11 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All terms, conditions, representations and warranties set forth in this Agreement or in any instrument, certificate, opinion, or other writing providing for in it, will survive the Closing and the delivery of the shares of NSC Common Stock to be issued hereunder at the Closing for a period of one year after Closing, regardless of any investigation made by or on behalf of any of the parties hereto.

        SECTION 5.12 ASSIGNABILITY. This Agreement will not be assignable by operation of law or otherwise and any attempted assignment of this Agreement in violation of this subsection will be void ab initio.

        SECTION 5.13 AMENDMENT. This Agreement may be amended with the approval of the Gridline Shareholders and the boards of directors of each of NSC and Gridline at any time. This Agreement may not be amended except by an instrument, in writing, signed on behalf of each of the parties hereto.

                     [REMAINDER OF PAGE INTENTIONALLY BLANK]

        IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement in a manner legally binding upon them as of the date first above written.



                                        NORTH SHORE CAPITAL IV, INC.


                                        BY     /s/ Gerard Werner
                                          -----------------------------------
                                            NAME:  GERARD WERNER
                                            TITLE: PRESIDENT

ATTEST:


   /s/ Gerard Werner
-----------------------------------
NAME:  GERARD WERNER
TITLE: SECRETARY

                                        GRIDLINE COMMUNICATIONS CORP.


                                        BY        /s/ Blaize Kaduru
                                          -----------------------------------
                                             NAME:
                                             TITLE:

ATTEST:


   /s/ Blaize Kaduru
-----------------------------------
NAME:  BLAIZE KADURU
TITLE: SECRETARY


                                        GRIDLINE SHAREHOLDERS:

                                        AVENTURA HOLDING, INC.


                                        BY      /s/ Jukka Tolonen
                                          -----------------------------------
                                             NAME:
                                             TITLE:


         SIGNATURE PAGE TO SHARE EXCHANGE AND REORGANIZATION AGREEMENT

                                        B2NK INVESTMENTS LLC


                                        BY      /s/ W. Randal Miller
                                          -----------------------------------
                                             NAME:  W. RANDAL MILLER
                                             TITLE: MEMBER


                                                 /s/ Adam Berlew
                                        -------------------------------------
                                        NAME:  ADAM BERLEW


                                                 /s/ George Boitano
                                        -------------------------------------
                                        NAME:  GEORGE BOITANO


                                        BOTIMOR CAPITAL LLC


                                        BY      /s/ Robert Yashus
                                          -----------------------------------
                                             NAME:  ROBERT YASHUS
                                             TITLE: MANAGER


                                        ENERGY GENERATION CORP.


                                        BY      /s/ Phillip P. Gennarelli
                                          -----------------------------------
                                             NAME:  PHILLIP P. GENNARELLI
                                             TITLE: PRESIDENT



                                        GOLDSTEIN & FAUCETT


                                        BY      /s/ Edward Colostein
                                          -----------------------------------
                                             NAME:  EDWARD COLOSTEIN
                                             TITLE: PARTNER

                                                 /s/ Richard W. Hunt
                                        -------------------------------------
                                        NAME:  RICHARD W. HUNT


         SIGNATURE PAGE TO SHARE EXCHANGE AND REORGANIZATION AGREEMENT

                                               /s/ William R. Hunt
                                        -------------------------------------
                                        NAME:  WILLIAM R. HUNT


                                               /s/ Sonja M. Hunt
                                        -------------------------------------
                                        NAME:  SONJA M. HUNT


                                        iGate INCORPORATED


                                        BY      /s/ Vernon L. Jackson
                                        -------------------------------------
                                             NAME:  VERNON L. JACKSON
                                             TITLE: CHAIRMAN AND CEO


                                               /s/ Jamila E. Jefferson
                                        -------------------------------------
                                        NAME:  JAMILA E. JEFFERSON


                                               /s/ Blaize N. Kaduru
                                        -------------------------------------
                                        NAME:  BLAIZE N. KADURU


                                        SERENGETI GROUP LP

                                        BY BENELUX INVESTMENT HOLDINGS LTD.,
                                        ITS GENERAL PARTNER


                                        BY      /s/ Hywel Jones
                                        -------------------------------------
                                             NAME:  HYWEL JONES
                                             TITLE: DIRECTOR, BENELUX INVESTMENT
                                                    HOLDINGS LTD.


                                               /s/ Ray Marz
                                        -------------------------------------
                                        NAME:  RAY MARZ


                                               /s/ Stanford Milnes
                                        -------------------------------------
                                        NAME:  STANFORD MILNES


         SIGNATURE PAGE TO SHARE EXCHANGE AND REORGANIZATION AGREEMENT

                                        NATIONAL FINANCIAL SERVICES GROUP


                                        BY     /s/ Richard W. Hunt
                                        -------------------------------------
                                             NAME:  RICHARD W. HUNT
                                             TITLE:  PRESIDENT


                                               /s/ Herbert Orji
                                        -------------------------------------
                                        NAME:  HERBERT ORJI


                                               /s/ Richard Pattin
                                        -------------------------------------
                                        NAME:  RICHARD PATTIN


                                               /s/ Matthew Prebeg
                                        -------------------------------------
                                        NAME:  MATTHEW PREBEG


                                               /s/ Steven Smith
                                        -------------------------------------
                                        NAME:  STEVEN SMITH


                                               /s/ B.K. Son
                                        -------------------------------------
                                        NAME:  B.K. SON


                                               /s/ Eric Sunsvold
                                        -------------------------------------
                                        NAME:  ERIC SUNSVOLD


                                               /s/ Jukka Tolonen
                                        -------------------------------------
                                        NAME:  JUKKA TOLONEN


                                               /s/ Helena Wahala
                                        -------------------------------------
                                        NAME:  HELENA WAHALA


         SIGNATURE PAGE TO SHARE EXCHANGE AND REORGANIZATION AGREEMENT

                                               /s/ Duncan E. Wine
                                        -------------------------------------
                                        NAME:  DUNCAN E. WINE
                                        HALOCOM LP

                                        BY LOGO SHIPPING LTD.,
                                           ITS GENERAL PARTNER


                                        BY     /s/ Hywel Jones
                                        -------------------------------------
                                             NAME:  HYWEL JONES
                                             TITLE: DIRECTOR, LOGO SHIPPING LTD.


                                               /s/ Mark Witt
                                        -------------------------------------
                                        NAME:  MARK WITT


                                        WSS INVESTMENTS LLC


                                        BY      /s/ Michael Straus
                                        -------------------------------------
                                             NAME:  MICHAEL STRAUS
                                             TITLE: MEMBER


                                               /s/ Miguel Zarraga
                                        -------------------------------------
                                        NAME:  MIGUEL ZARRAGA


                                               /s/ Pertti Luhanto
                                        -------------------------------------
                                        NAME:  PERTTI LUHANTO



                                        AVERCAP, OY


                                        BY      /s/ Pertti Luhanto
                                        -------------------------------------
                                             NAME:  PERTTI LUHANTO
                                             TITLE: PRESIDENT


         SIGNATURE PAGE TO SHARE EXCHANGE AND REORGANIZATION AGREEMENT

                                                                                            SCHEDULE A


DATE                 LAST NAME           FIRST NAME              AMOUNT          SHARES             COMMENTS

               Aventura Holding,
  7/1/2004     Inc.                                                100.00         1,000,000
07/01/2004     B2NK Investments LLC                                700.00         7,000,000
07/01/2004     Berlew                 Adam                          50.00           500,000
07/01/2004     Boitano                George                        50.00           500,000
07/01/2004     Botimor Capital LLC                                 500.00         5,000,000
               Energy Generation
10/08/2004     Corp.                                               100.00         1,000,000
07/01/2004     Faucett                Goldstein          & W.       50.00           500,000
10/04/2004     Hunt                   Richard                       10.00           100,000
                                      William R &
10/04/2004     Hunt                   Sonja M.                      10.00           100,000
07/01/2004     iGate Incorporated                                2,100.00        21,000,000
11/08/2004     Jefferson              Jamila Blaize      E.        100.00         1,000,000
07/01/2004     Kaduru                 NOMINEE                    2,100.00        21,000,000
07/01/2004     Marz                   Ray                           10.00           100,000
07/01/2004     Milnes                 Stanford                     250.00         2,500,000
10/28/2004     National Finacial Services Group                      2.50            25,000
07/01/2004     Orji                   Herbert                      100.00         1,000,000
07/01/2004     Pattin                 Richard                      110.00         1,100,000
07/01/2004     Prebeg                 Matthew                       50.00           500,000
07/01/2004     Smith                  Steven                        50.00           500,000
07/01/2005     Son                    B.                 K.         50.00           500,000
07/01/2004     Sunsvold               Eric                          20.00           200,000
                                                                                              Transferred 2,000,000
07/01/2004     Tolonen                Jukka                        400.00         2,000,000                12.03.04

                                                                                              Transferred 2,000,000
07/01/2004     Wahala                 Helena  Duncan               350.00         1,500,000                12.03.04
07/01/2004     Wine                   NOMINEE            E.      2,100.00        21,000,000
11/02/2004     Witt                   Mark                          50.00           500,000
07/01/2004     WSS Investments LLC                                 250.00         2,500,000
10/28/2004     Zarraga                Miquel             D.          7.50            75,000
                                                                     ----
12/03/2004     Luhanto                Pertti                                      2,000,000
12/03/2004     Avercap, Oy                                                        2,000,000
                                                                 --------------------------
                                                                 9,670.00        96,700,000

                   [REMAINING SCHEDULES AND EXHIBITS OMITTED]